      As filed with the Securities and Exchange Commission on April 26, 2006


                                             1933 Act Registration No. 033-76432
                                             1940 Act Registration No. 811-08412
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       POST-EFFECTIVE AMENDMENT NO. 12 TO


                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                     LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
                                 LIFE ACCOUNT K
                              (Exact Name of Trust)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

           1300 South Clinton Street P.O. Box 1110 Fort Wayne, IN 46801 (Complete Address of Depositor's Principal Executive Offices)

      Dennis L. Schoff, Esquire                        Copy To:
      The Lincoln National Life             Lawrence A. Samplatsky, Esquire
          Insurance Company                    The Lincoln National Life
      1300 South Clinton Street                    Insurance Company
            P.O. Box 1110                          350 Church Street
      Fort Wayne, Indiana 46801                   Hartford, CT 06103
    (Name and Complete Address of
         Agent for Service)

 Title of securities being registered: Flexible Premium Variable Life Insurance
                                    Policies.
            Approximate date of proposed public offering: Continuous
   Indefinite Number of Units of interest in Variable Life Insurance Contracts
                     (Title of Securities Being Registered)


        An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending December 31, 2005 was filed March 24, 2006


        It is proposed that this filing will become effective (check appropriate box)

        [ ]     immediately upon filing pursuant to paragraph (b)


        [X]     on May 1, 2006 pursuant to paragraph (b) of Rule 485


        [ ]     60 days after filing pursuant to paragraph (a)(1)

        [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485

                      Reconciliation and Tie Between Items
                        in Form N-8B-2 and the Prospectus
            for Lincoln Life Flexible Premium Variable Life Account G

N-8B-2
 Item     Caption in Prospectus
------    ----------------------------------------------------------------------
     1    Cover Page
     2    Cover Page
     3    Not Applicable
     4    Lincoln Life
     5    Lincoln Life
     6    The Separate Account
     7    Not Required
     8    Not Required
     9    Legal Proceedings
    10    The Separate Account; Right to Examine Policy; Surrender of the
           Policy; Withdrawals; Proceeds and payment options; Addition, Deletion, or Substitution of Investments; Transfer Between Subaccounts; Policy Lapse and Reinstatement; Voting Rights; Premium Payment and Allocation of Premiums; Death Benefits and Death Benefit Types; Policy Changes; Policy Value; Proceeds and Payment Options
    11    Lincoln Life; The General Account; The Separate Account
    12    The Separate Account; Lincoln Life
    13    Charges and Deductions
    14    Requirements for Issuance of a Policy
    15    Premium Payment and Allocation of Premiums
    16    Premium Payment and Allocation of Premiums; Percent of Premium Charge;
           Charges and Deductions
    17    Surrender of the Policy
    18    The Separate Account
    19    Reports and Records
    20    Not Applicable
    21    Loans
    22    Not Applicable
    23    Safekeeping of the Account's Assets
    24    General Provisions
    25    Lincoln Life
    26    Not Applicable
    27    Lincoln Life
    28    Executive Officers and Directors of The Lincoln National Life
           Insurance Company
    29    Lincoln Life
    30    Not Applicable
    31    Not Applicable
    32    Not Applicable

N-8B-2
 Item     Caption in Prospectus
------    ----------------------------------------------------------------------
    33    Not Applicable
    34    Not Applicable
    35    Distribution of the Policy
    36    Not Required
    37    Not Applicable
    38    Distribution of the Policy
    39    Distribution of the Policy
    40    Not Applicable
    41    Lincoln Life; Distribution of the Policy
    42    Not Applicable
    43    Not Applicable
    44    Not Applicable
    45    Not Applicable
    46    Not Applicable
    47    The Separate Account
    48    Not Applicable
    49    Not Applicable
    50    The Separate Account
    51    Lincoln Life; Premium Payment and Allocation of Premiums; Surrender of
           the Policy; Withdrawals; Proceeds; Policy Lapse and Reinstatement; Charges and Deductions
    52    Addition, Deletion and Substitution of Investments
    53    Federal Tax Matters
    54    Not Applicable
    55    Not Applicable
    56    Not Required
    57    Not Required
    58    Not Required
    59    Not Required

Multi Fund(R) Variable Life

Lincoln Life Flexible Premium Variable Life Account K

            Home Office:              Administrative Office:
            1300 South Clinton Street Personal Service Center MIR-1
            P.O. Box 1110             P.O. Box 5048
            Fort Wayne, Ind. 46801    Hartford, CT 06102-5048
            (800-454-6265)            (877-200-8213)

   This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", the "company").

   The policy features:

   . flexible premium payments;
   . a choice of two death benefit options;
   . a choice of underlying investment options.

   You may allocate net premiums to the subaccounts of our Flexible Premium Variable Life Account K ("Separate Account"). Each subaccount invests in one of the Funds listed below.

.. Delaware VIP Global Bond Series       . Lincoln VIP Global Asset Allocation Fund
  (Standard Class)                        (Standard Class)
.. Delaware VIP Value Series             . Lincoln VIP Growth and Income Fund
  (Standard Class)                        (Standard Class)
.. Delaware VIP Trend Series             . Lincoln VIP International Fund
  (Standard Class)                        (Standard Class)
.. Lincoln VIP Aggressive Growth Fund    . Lincoln VIP Managed Fund
  (Standard Class)                        (Standard Class)
.. Lincoln VIP Bond Fund                 . Lincoln VIP Money Market Fund
  (Standard Class)                        (Standard Class)
.. Lincoln VIP Capital Appreciation Fund . Lincoln VIP Social Awareness Fund
  (Standard Class)                        (Standard Class)
.. Lincoln VIP Equity Income Fund        . Lincoln VIP Special Opportunities Fund
  (Standard Class)                        (Standard Class)

   Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of any fund you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

   It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses of the Funds. These should be read carefully to understand the policy being offered.

To be valid, this prospectus must have the current mutual funds' prospectuses with it. Keep all for future reference.

The Securities and Exchange Commission has not approved or disapproved this prospectus or determined it is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.


                         Prospectus Dated: May 1, 2006

                               Table of Contents


Contents                                   Page
--------                                   ----
SUMMARY OF THE POLICY.....................   3
LINCOLN LIFE, THE GENERAL ACCOUNT, AND
 THE SEPARATE ACCOUNT.....................   8
 Lincoln Life.............................   8
 The General Account......................   8
 The Separate Account.....................   9
 Principal Underwriter....................   9
 Fund Participation Agreements............  10
 The Investment Advisors..................  10
 Addition, Deletion or Substitution of
   Investments............................  10
THE POLICY................................  11
 Requirements for Issuance of a Policy....  11
 Units and Unit Values....................  12
 Premium Payment and Allocation of
   Premiums...............................  12
 Dollar Cost Averaging Program............  14
 Effective Date...........................  15
 Right to Examine Policy..................  15
 Policy Termination.......................  15
CHARGES AND DEDUCTIONS....................  16
 Percent of Premium Charge................  16
 Contingent Deferred Sales Charge.........  16
 Contingent Deferred Administrative Charge  16
 Surrender Charge.........................  17
 Monthly Deductions.......................  17
 Cost of Insurance Charges................  18
 Monthly Charge...........................  18
 Fund Charges and Expenses................  18
 Mortality and Expense Risk Charge........  20
 Other Charges............................  21
 Reduction of Charges.....................  21
 Exchange of Lincoln Life Universal Life
   Policies...............................  21
 Term Conversion Credits..................  22
POLICY BENEFITS...........................  22
 Death Benefit and Death Benefit Types....  22
 Death Benefit Guarantee..................  24
 Policy Changes...........................  24
 Policy Value.............................  25
 Transfer Between Subaccounts.............  26
 Transfer to and From the General Account.  27
 Market Timing............................  27
 Loans....................................  28


Contents                                   Page
--------                                   ----
 Withdrawals..............................  29
 Policy Lapse and Reinstatement...........  30
 Surrender of the Policy..................  30
 Proceeds and Payment Options.............  31
GENERAL PROVISIONS........................  32
 The Contract.............................  32
 Suicide..................................  32
 Representations and Contestability.......  32
 Incorrect Age or Sex.....................  33
 Change of Owner or Beneficiary...........  33
 Assignment...............................  33
 Reports and Records......................  33
 Projection of Benefits and Values........  34
 Postponement of Payments.................  34
 Riders...................................  34
DISTRIBUTION OF THE POLICY................  37
TAX ISSUES................................  38
 Taxation of Life Insurance Contracts in
   General................................  38
 Policies which are MECS..................  39
 Policies which are not MECS..............  40
 Other Considerations.....................  40
 Tax Status of Lincoln Life...............  41
 Fair Value of Your Policy................  41
VOTING RIGHTS.............................  42
STATE REGULATION OF LINCOLN LIFE AND
 THE SEPARATE ACCOUNT.....................  42
SAFEKEEPING OF THE SEPARATE ACCOUNT'S
 ASSETS...................................  43
LEGAL PROCEEDINGS.........................  43
OFFICERS AND DIRECTORS OF THE LINCOLN
 NATIONAL LIFE INSURANCE COMPANY..........  43
INDEPENDENT REGISTERED PUBLIC
 ACCOUNTING FIRM..........................  44
EXPERTS...................................  44
ADDITIONAL INFORMATION....................  45
APPENDIX A: Table of Base Minimum
 Premiums.................................  46
APPENDIX B: Table of Surrender Charges....  48
APPENDIX C: Illustrations of Policy Values  50
FINANCIAL STATEMENTS
 Separate Account Financial Statements.... K-1
 Company Financial Statements............. S-1

SUMMARY OF THE POLICY

                   This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

                   1) fixed basis;

                   2) variable basis; or a

                   3) combination of both fixed and variable bases.

                   We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

                   At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy failing to meet federal tax law requirements.

                   The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

                   Initial Choices to be Made

                   The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.

                   You, as the owner, have three important choices to make:

                   1)one of the two death benefit types;

                   2)the amount of premium you want to pay; and

                   3)the amount of your net premium payment to be placed in
                     each of the funding options you select.

                   Level or Varying Death Benefit

                   We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan amount balances, other outstanding amounts due, and surrendered amounts.


                   When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)


                   For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount and regardless of the gains or losses of the funds you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. (See Death Benefit Guarantee) If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit)


                   Amount of Premium Payment


                   When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

                   When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. (See Right to Examine Policy)


                   How Are My Premiums Processed?

                   You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date (the date the policy is recorded on our books as an in-force policy) the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

                   Selection of Funding Vehicles

                   You must choose the funds or series in which you want to place each net premium payment. These subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual funds you select go up in value, so does the cash value of your policy.

                   We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

                   Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.


                   You may also choose to place all or part of your premium payment into the General Account, Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account.


                   You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account K, established by Lincoln Life to receive and invest net premiums paid under the policy. The available funds or series are:

                   Series

                   Three series are being offered by Delaware VIP Trust.

                   Global Bond -- Current income.

                   Value -- Capital appreciation.

                   Trend -- Capital appreciation.

                   Funds

                   The following funds are being offered by Lincoln Variable Insurance Products Trust.

                   All of the funds with the exception of the Special Opportunities Fund are diversified, open-end management investment companies. The Special Opportunities Fund is open-end, but is non-diversified.

                   Aggressive Growth Fund (1994) -- Maximum capital appreciation.

                   Bond Fund (1981) -- Current income.

                   Capital Appreciation Fund (1994) -- Long-term growth.

                   Equity Income Fund (1994) -- Income.

                   Global Asset Allocation Fund (1987) -- Total return.

                   Growth and Income Fund (1981) -- Capital appreciation.

                   International Fund (1991) -- Capital appreciation.

                   Managed Fund (1983) -- Total return.

                   Money Market Fund (1981) -- Preservation of capital.

                   Social Awareness Fund (1988) -- Capital appreciation.

                   Special Opportunities Fund (1981) -- Capital appreciation.

                   What Charges and Deductions Are Made From My Policy?

                   Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


                   We deduct a percent of premium charge from each premium payment. The total charge is currently 3.95%, 1.95% for sales loads and 2.00% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .68% and is guaranteed not to exceed .90%. (See Mortality and Expense Risk Charge)

                   Each fund or series has its own management fee charge, also deducted daily. Each fund's or series' expense levels will affect its investment results. The table on Fund charges and expenses shows your current expense levels for each fund or series.

                   Each policy year you may make 12 transfers between subaccounts. You may also transfer amounts from the Separate Account to the General Account and, subject to limitations, from the General Account to the Separate Account. For each transfer a charge of $10 is deducted from the amount transferred. Currently, this charge is being waived. (See Transfer Between Subaccounts)

                   The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

                   You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.05%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally, or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.


                   Buying Variable Life Insurance

                   The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

                   A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

                   Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

                   Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

                   Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


                   The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Policies Which Are MECS) an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge and will result in penalty tax if made before age 59 1/2.

                   Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (See table following Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

                   Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy, these charges are explained in more detail in Charges and Deductions. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy loans and less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

                   Lincoln Life

                   The Lincoln National Life Insurance Company (Lincoln
                   Life)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

                   Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment and financial planning and advisory services.

                   Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.


                   On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your variable life contract and prospectus have not changed as a result of this merger.


                   In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

                   The General Account

                   The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account are not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

                   The Separate Account

                   We established the Lincoln Life Flexible Premium Variable Life Account K ("Account K"), on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern
                   Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

                   The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission ("Commission") does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

                   The Separate Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the following funds or series:

                   Delaware VIP Global Bond Series (Standard Class)
                   Delaware VIP Value Series (Standard Class)
                   Delaware VIP Trend Series (Standard Class)
                   Lincoln VIP Aggressive Growth Fund (Standard Class) Lincoln VIP Bond Fund (Standard Class)
                   Lincoln VIP Capital Appreciation Fund (Standard Class) Lincoln VIP Equity Income Fund (Standard Class)
                   Lincoln VIP Global Asset Allocation Fund (Standard Class) Lincoln VIP Growth and Income Fund (Standard Class) Lincoln VIP International Fund (Standard Class)
                   Lincoln VIP Managed Fund (Standard Class)
                   Lincoln VIP Money Market Fund (Standard Class)
                   Lincoln VIP Social Awareness Fund (Standard Class) Lincoln VIP Special Opportunities Fund (Standard Class)

                   Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds or series are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, we have agreed to notify the Board of Directors for the funds and of the series and to remedy, at our own expense, any such conflict.

                   There is no assurance that any fund or series will achieve its stated objective.

                   Principal Underwriter

                   Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life retains no underwriting commissions from the sale of the policies.

                   Fund Participation Agreements


                   In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between .11% and .29% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.


                   Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

                   The Investment Advisors


                   Delaware Management Company ("DMC") is the investment advisor for all the funds offered in this product. DMC is part of the Lincoln Financial Group of companies and is headquartered at 2005 Market Street, Philadelphia, PA 19103.

                   Additionally, DMC currently has five sub-advisory agreements pursuant to which the sub-advisor may perform some or substantially all of the investment advisory services required by a fund. No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements. The following lists the five sub-advisors and the respective Lincoln funds that they serve:


      Sub-advisor                                 Fund(s)

      Mondrian Investment Partners Limited        International
      Fidelity Management & Research Company      Equity-Income
      Janus Capital Management LLC                Capital Appreciation
      T. Rowe Price Associates, Inc.              Aggressive Growth
      UBS Global Asset Management (Americas) Inc. Global Asset Allocation
       (UBS Global AM)


                   The Lincoln Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities Funds do not have sub-advisors.

                   DMC is registered with the Securities and Exchange Commission as an investment advisors. It is an indirect, wholly owned subsidiary, and subject to the ultimate control of LNC.


                   Addition, Deletion, or Substitution of Investments

                   Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

                   We reserve the right to eliminate the shares of any fund or series and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

                   Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax, or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

                   In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

                   Requirements for Issuance of a Policy

                   Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

                   Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

                   Units and Unit Values

                   The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrenders and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

                   The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

                   The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

                   In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

                   Premium Payment and Allocation of Premiums

                   Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance changes for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

                   You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

                   Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee (see Death Benefit Guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

                   Premium Limitations. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

                   The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

                   Net Premiums. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).

                   Allocation of Net Premiums. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

                   The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review the allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

                   Dollar Cost Averaging Program

                   You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, a $5,000 minimum is transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

                   DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

                   There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

                   Effective Date

                   For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

                   For any increase, the effective date will be the first monthly anniversary day (the same day each month as the policy date) on or next following the day the application for the increase is approved.

                   Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

                   Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

                   Right-to-Examine Policy

                   A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

                   Policy Termination

                   All coverage under the policy will terminate when any one of the following occurs:

                   1)the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,
                   2)the policy is surrendered,
                   3)the insured dies, or
                   4)the policy matures.

CHARGES AND DEDUCTIONS

                   Charges will be deducted in connection with the policy to compensate Lincoln Life for:

                   1)Providing the insurance benefit set forth in the policy
                     and any optional insurance benefits added by rider;
                   2)Administering the policy;
                   3)Assuming certain risks in connection with the policy; and
                   4)Incurring expenses in distributing the policy.

                   We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

                   The nature and amount of these charges are described more fully below.

                   Percent of Premium Charge. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

                   a.1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.
                   b.2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.

                   Contingent Deferred Sales Charge (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the
                   CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.

                   During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following table.

                   Contingent Deferred Administrative Charge (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix
                   B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).

                   During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the following table.

                   An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase.

                   The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.

              During policy year        Percent of CDSC and CDAC
              (or after an increase)    to be deducted
              ---------------------------------------------------
              2, 3, 4, 5                100%
              6                          95
              7                          90
              8                          85
              9                          80
              10                         70
              11                         60
              12                         50
              13                         40
              14                         30
              15                         20
              16                         10

                   When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

                   Surrender Charge. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges apply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

                   Monthly Deductions. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

                   Cost of Insurance Charges. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

                   The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death.

                   On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

                   a.The death benefit on the monthly anniversary day; divided by
                   b.1.0032737 (the monthly interest factor equivalent to an
                     annual interest rate of 4%); minus,
                   c.The policy value on the monthly anniversary day without
                     regard to the cost of insurance; divided by
                   d.1,000; the result multiplied by
                   e.The applicable cost of insurance rate per $1,000 as
                     described below.

                   The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

                   The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

                   The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

                   Monthly Charge. A monthly charge of $7.50 is deducted from the policy value while the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

                   Fund Charges and Expenses. The investment advisor for each of the funds or series deducts a daily charge as a percent of the net assets in each fund or series as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds or series, expressed as an annual percentage of each funds or series net assets, will range from .37% to 1.03%. These charges and other fund or series expenses have the effect of reducing the investment results credited to the subaccounts.


                                                Total Annual
                                                 Operating   Contractual   Total Fund
                                                  Expenses      Total      Operating
                                                  Without      Waivers      Expenses
Series or                  Management   Other    Waivers or      and      with Waivers
Fund                          Fee*    Expenses* Reductions*  Reductions* or Reductions*
---------------------------------------------------------------------------------------
Delaware VIP Trust:
Global Bond /(1)/             .75%       .34%       1.09%        .12%         .97%
Value /(2)/                   .65        .13         .78         .00          .78
Trend /(3)/                   .74        .13         .87         .00          .87

Lincoln Variable
Insurance Products
Trust:
Aggressive Growth             .74        .13         .87         .00          .87
Bond                          .35        .06         .41         .00          .41
Capital Appreciation /(4)/    .74        .09         .83         .13          .70
Equity-Income /(5)/           .73        .07         .80         .04          .76
Global Asset
  Allocation                  .74        .19         .93         .00          .93
Growth and Income             .33        .05         .38         .00          .38
International                 .76        .16         .92         .00          .92
Managed                       .40        .11         .51         .00          .51
Money Market                  .44        .10         .54         .00          .54
Social Awareness              .35        .07         .42         .00          .42
Special Opportunities         .38        .07         .45         .00          .45


                   * Expressed as an annual percentage of each entity's average daily net assets.


                /(1)/The investment advisor for the Delaware VIP Global Bond
                     Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 1.00%. Without such an arrangement, the total operating expenses for the Series could have 1.09% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

                /(2)/The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. In addition, for the period May 1, 2002 through April 30, 2006, DMC voluntarily elected to waive its management fee for this Series to 0.60%. Without such an arrangement, the total operating expense for the Series would have been 0.73% for the fiscal year 2005 (excluding 12b-1 fees). Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.86%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

                /(3)/The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2006 through April 30, 2007, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.92%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

                /(4)/Effective May 1, 2005, the adviser has contractually
                     agreed to waive the following portion of its advisory fee for the Fund: 0.15% of the first $100,000,000 of average daily net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of the average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

                /(5)/Effective May 1, 2005, the adviser has contractually
                     agreed to waive the following portion of its advisory fee for the Fund: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; and 0.10% on the excess over $750,000,000 of average daily net assets of the Fund. This waiver will continue at least through April 30, 2007, and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.


                   See the prospectuses of the funds and series for more complete information about their expenses. Also take note that during extended periods of low interest rates the yields of Money Market sub-accounts may become extremely low, and possibly negative.

                   Mortality and Expense Risk Charge. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0018630% (which is equivalent to an annual rate of .68%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

                   Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%; however, the reduction will never exceed .10%.

                   The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

                   Other Charges. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of
                   (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

                   The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

                   No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes (See Tax Issues).

                   Reduction of Charges

                   The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyholders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

                   Exchange of Lincoln Life Universal Life Policies

                   Existing Lincoln Life universal life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life variable life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

                   Term Conversion Credits

                   We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

                   Death Benefit and Death Benefit Types

                   The specified amount, which may not be less than $50,000, is the amount requested by the policyowner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

                   As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy Lapse and Reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.


                   If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $10,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine(R) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened. Refer to the description of the SecureLine(R) account under the section headed "Proceeds and Payment Options" for more information.


                   The policy offers two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

                   Type 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

                   Type 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

                   Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

                   The specified percentages are shown in the table below:

          Attained Specified  Attained Specified  Attained Specified
          age      percentage age      percentage age      percentage
          -----------------------------------------------------------
          40 or
          younger  250%       59       134%       91       104%
          41       243        60       130        92       103
          42       236        61       128        93       102
          43       229        62       126        94       101
          44       222        63       124        95 or    100
          45       215        64       122        older
          46       209        65       120
          47       203        66       119
          48       197        67       118
          49       191        68       117
          50       185        69       116
          51       178        70       115
          52       171        71       113
          53       164        72       111
          54       157        73       109
          55       150        74       107
          56       146        75       105
          57       142        through
          58       138        90

                   Examples. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

                   Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of

                   $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

                   Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000); a policy value of
                   $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% X $1,000,000).

                   Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

                   The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

                   Death Benefit Guarantee

                   We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lincoln Life makes no charge for this additional benefit.

                   Policy Changes

                   Change in Type of Death Benefit. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

                   If the change is from Type 1 to Type 2, the specified amount after such change will be equal to the specified amount prior to such change minus the policy value on the date of change.

                   If the change is from Type 2 to Type 1, the specified amount after such change will be equal to the specified amount prior to such change plus the policy value on the date of change.

                   Changes in Amount of Insurance Coverage. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

                   Policy Value

                   The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

                   On the policy date, the policy value will be the initial net premium, minus the sum of the following:

                    a.The monthly charge;

                    b.The cost of insurance for the first month;

                    c.Any charges for extra benefits.

                   On each monthly anniversary day, the policy value is equal to the sum of the following:

                    a.The policy value on the preceding day;

                    b.Any increase due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    c.Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

                    d.Interest at not less than the rate shown on the policy
                      schedule on any outstanding loan amount;

                    e.Any net premiums received since the preceding day.

                   Minus the sum of the following:

                    f.Any decrease due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    g.Any withdrawals;

                    h.Any amount charged against the investment amount for
                      federal or other governmental income taxes;

                    i.All partial surrender charges deducted since the
                      preceding day;

                    j.The monthly charge;

                    k.The cost of insurance for the following month;

                    l.any charges for extra benefits.

                   On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

                    a.The policy value on the preceding day;

                    b.Any increase due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    c.Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

                    d.Interest at not less than the rate shown on the policy
                      schedule on any outstanding loan amount;

                    e.Any net premiums received since the preceding day.

                   Minus the sum of the following:

                    f.Any decrease due to net investment results in the value
                      of the subaccounts to which the investment amount is allocated;

                    g.Any withdrawals; and

                    h.Any amount charged against the investment amount for
                      federal or other governmental income taxes.

                   The charges and deductions described above are further discussed in Charges and Deductions, beginning on page 5.

                   Net Investment Results. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's or series' assets, reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund or series, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund or series during the period.

                   The value of the assets in the funds or series will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

                   Transfer Between Subaccounts

                   Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us; transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received, at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

                   Transfer to and from the General Account

                   Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

                  (1)only one transfer from the General Account to the Separate
                     Account is allowed during any twelve consecutive months;
                     and
                  (2)as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

                   There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived.

                   Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

                   Market Timing

                   Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

                   We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

                   The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.


                   In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future. We also may be required to provide additional information about a policy owner's account to government regulators.

                   To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.


                   Loans

                   You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

                   A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

                   Loan Amount. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if the owner has requested a substantial reduction in specified amount, there may be little or no surrender value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

                   Deduction of Loan and Loan Interest. Unless we agree otherwise, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.05%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate.

                   The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

                   Loan Repayments. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

                   Withdrawals

                   Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 3% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

                   Deduction of Withdrawal. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

                   Effect of Withdrawals on Death Benefit and Cost of Insurance. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied by the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

                   No withdrawal will be allowed if the resulting specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

                   Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

                   Policy Lapse and Reinstatement

                   During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, due to the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

                   A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

                   You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. In any event, if the policy has been fully surrendered, it may not be reinstated.

                   Surrender of the Policy

                   You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received in our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at our administrative mailing address. However, if you have money due from the General Account, payment of transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise been entitled to receive the payment.


                   If you request lump sum surrender and the policy's surrender value is over $10,000, your surrender proceeds will be placed into a SecureLine(R) account in your name. Refer to the description of the SecureLine(R) account under the section headed "Proceeds and Payment Options" for more information.


                   All coverage under the policy will automatically terminate if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences and is discussed under Tax Issues.

                   Proceeds and Payment Options

                   Proceeds. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday) on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

                   The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

                   Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

                   To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.


                   For surrenders and death benefit settlements where the proceeds are over $10,000, the proceeds will be placed into a SecureLine(R) account. The SecureLine(R) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine(R) account.


                   Payment Options. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

                   You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

                   The option date is any date the policy terminates under the termination provision.

                   Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

                   When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

                   The Contract

                   The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

                   The policy is non-participating; it will not share in our profit or surplus earnings.

                   Suicide

                   If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

                   If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

                   If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

                   Representations and Contestability

                   All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

                   Incorrect Age or Sex

                   If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

                   Change of Owner or Beneficiary

                   The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

                   The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing in a form suitable to us and received at our administrative office. The change will be effective as of the date signed once received. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

                   If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

                   Assignment

                   Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

                   Reports and Records

                   We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

                   In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds and series.

                   Policyowners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

                   We have entered into an agreement with Delaware Management Company, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

                   Projection of Benefits and Values

                   At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

                   Postponement of Payments

                   Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

                   (i)the New York Stock Exchange is closed other than
                      customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
                  (ii)the Commission by order permits postponement for the
                      protection of owners; or
                 (iii)an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

                   Transfers may also be postponed under such circumstances.

                   Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

                   Riders

                   The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish that policy value of your base policy or other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

                   Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

                   Term Rider for Covered Insured. The spouse and/or children of the Primary Insured may be added as an other insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit.

                   Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

                   Children's Term Rider. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

                   Guaranteed Insurability Rider. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

                   Accidental Death Benefit Rider. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through
                   69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

                   Waiver of Cost of Insurance Rider. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through
                   64. The cost of insurance for this rider is deducted monthly from the policy value.

                   Disability Benefit Payment Rider. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.

                   Convalescent Care Benefit Rider. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

                   Contingent Option Rider. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

                   Retirement Option Rider. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

                   Accelerated Benefit Election Rider. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

                   Joint Life Term Rider for Covered Insureds. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term Death Benefit upon the death of the first to die of the Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

                   Last Survivor Term Rider for Covered Insureds. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

                   Last Survivor Contingent Option Insurability Rider and Last Survivor Retirement Option Insurability Rider. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

DISTRIBUTION OF THE POLICY

                   Lincoln Life offers the policies in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.


                   The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms with a selling agreement is Lincoln Financial Advisors Corporation ("LFA"), also an affiliate. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Broker-dealer firms may elect to share this compensation with their registered representatives. Additionally, we may pay the broker-dealer additional compensation on first year premiums and all additional premiums and/or provide reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

                   We may pay broker-dealers or their affiliates additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the policies.

                   These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

                   Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers,'' who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your policy.

                   We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.


TAX ISSUES

                   Introduction. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

                   Taxation of Life Insurance Contracts in General

                   Tax Status of the Policy. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

                   Investments in the Separate Account Must Be Diversified. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                   Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                   No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                   Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                   If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

                   Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.

                   Policies Which Are MECs

                   Characterization of a Policy as a MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years.

                   Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                   Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                   59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                   Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                   Policies Which Are Not MECs

                   Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

                   Certain Distributions Required by the Tax Law in the First 15 Policy Years. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                   Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

                   Other Considerations

                   Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                   Compliance With the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.


                   Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


                   Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                   Changes in the Policy or Changes in the Law. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                   Tax Status of Lincoln Life

                   Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

                   Fair Value of Your Policy

                   It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the policy value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

VOTING RIGHTS

                   To the extent required by law, we will vote shares of the funds and series held in the Separate Account at regular and special shareholder meetings of the funds and series. Votes will be computed in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the fund shares in its own right, it may elect to do so.

                   The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Fractional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date established by the various series for determining shareholders eligible to vote at the meetings of the funds and series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds and series. We will vote shares of each fund and series as to which no timely instructions are received in proportion to the voting instructions which are received with respect to all policies participating through the Separate Account in that fund or series. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

                   Disregard of Voting Instructions. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the funds or series or to approve or disapprove an investment advisory contract for a fund or series. In addition, we may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund or series if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on its General Account in that the proposed investment policy for any fund or series may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

                   Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

                   In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

                   Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount.

                   The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

LEGAL PROCEEDINGS


                   Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

                   After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.


OFFICERS AND DIRECTORS


THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (to be updated)



Name, address and position(s)
with registrant               Principal occupations last five years
----------------------------------------------------------------------------------------

   Frederick J. Crawford      Chief Financial Officer [4/3/06-present], Director,
   Chief Financial Officer    [3/05-present], The Lincoln National Life Insurance
   and Director               Company. Senior Vice President and Chief Financial
   Centre Square              Officer [present], Lincoln National Corporation. Formerly:
   West Tower                 Senior Vice President, The Lincoln National Life
   1500 Market Street         Insurance Company; Vice President and Treasurer, [1/01-
   Philadelphia, PA 19102     2005], Lincoln National Corporation.

   Jude T. Driscoll           Director [1/03-present] The Lincoln National Life
   Director                   Insurance Company; President and Chief Executive
   One Commerce Square        Officer [1/03-present] Delaware Investments; Director
   2005 Market Street         [1/01-present] Lincoln National Realty Corporation.
   Philadelphia, PA 19103     Formerly: Interim Chief Executive Officer [10/02-1/03],
                              Executive Vice President, Head of Fixed Income [7/02-
                              10/02] Delaware Investments.

Name, address and position(s)
with registrant               Principal occupations last five years
----------------------------------------------------------------------------------------

Dennis Glass                  President and Chief Operating Officer [4/3/06-present],
President                     The Lincoln National Life Insurance Company and Lincoln
Centre Square                 Life & Annuity Company of New York. Formerly:
West Tower                    President, Chief Executive Officer, Executive Vice
1500 Market Street            President, Chief Financial Officer, Treasurer [1993-4/06],
Philadelphia, PA 19103        Jefferson-Pilot Life Insurance Company.

Barbara S. Kowalczyk          Senior Vice President, Corporation Planning [5/94-
Director                      present], Lincoln National Corporation; Director and
Centre Square                 Member of the Investment Committee [12/01-present],
West Tower                    The Lincoln National Life Insurance Company, Senior
1500 Market Street            Vice President and Director [present] Lincoln National
Suite 3900                    Management Corporation; Director [present], Lincoln Life
Philadelphia, PA 19102        & Annuity Company of New York.

See Yeng Quek                 Chief Investment Officer, Director [5/01-present] and
Chief Investment Officer,     Chairman of the Investment Committee [10/02], The
Director and Chairman of the  Lincoln National Life Insurance Company; Senior Vice
Investment Committee          President [8/00-present], Delaware Investments.
One Commerce Square
Philadelphia, PA 19103

Michael S. Smith              Senior Vice President, Chief Financial Officer, Chief Risk
Senior Vice President,        Officer and Director, [3/05-present], The Lincoln National
Chief Risk Officer and        Life Insurance Company; Director [present] Lincoln Life
Director                      & Annuity Company of New York. Formerly: Vice
1300 South Clinton Street     President and Appointed Actuary [2003-2005], The
Fort Wayne, IN 46802          Lincoln National Life Insurance Company.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                   The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

EXPERTS

                   Actuarial matters included in this Prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the Registration Statement.

                   Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this Registration Statement.

ADDITIONAL INFORMATION

                   A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

Base minimum premiums
Per $1,000 of specified amount*
Male (or unisex), age on policy date

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker

Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
 0     **   3.62     **     **
---------------------------------------------------------------
 1          2.12                41   8.33   8.81   11.82  12.18
 2          2.12                42   8.80   9.28   12.88  13.24
 3          2.12                43   9.17   9.77   13.81  14.29
 4          2.12                44   9.69  10.29   15.17  15.53
 5          2.12                45  10.12  10.84   16.46  16.94
---------------------------------------------------------------
 6          2.12                46  10.59  11.43   17.58  18.18
 7          2.12                47  11.34  12.18   18.69  19.41
 8          2.13                48  11.98  13.06   20.10  20.82
 9          2.21                49  12.86  13.94   21.52  22.24
10          2.31                50  13.80  15.00   22.98  23.82
---------------------------------------------------------------
11          2.41                51  14.92  16.24   24.75  25.59
12          2.65                52  16.03  17.47   26.57  27.53
13          3.00                53  17.27  18.71   28.74  29.82
14          3.18                54  18.73  20.29   31.04  32.12
15          3.35                55  20.26  22.06   33.39  34.59
---------------------------------------------------------------
16   3.59   3.71   4.29   4.41  56  21.90  23.82   35.66  36.98
17   3.94   4.06   4.64   4.76  57  23.72  25.76   36.62  38.06
18   4.12   4.24   4.82   4.94  58  25.72  27.88   37.59  39.15
19   4.12   4.24   4.82   4.94  59  27.78  30.18   38.68  40.36
20   4.12   4.24   5.00   5.12  60  30.13  32.65   39.90  41.70
---------------------------------------------------------------
21   4.12   4.24   5.05   5.29  61  32.83  35.47   41.25  43.17
22   4.12   4.24   5.05   5.29  62  34.55  37.43   42.79  44.83
23   4.12   4.24   5.23   5.47  63  35.58  38.70   44.46  46.74
24   4.12   4.24   5.41   5.65  64  36.80  40.04   46.01  48.65
25   4.12   4.24   5.41   5.65  65  38.03  41.51   47.93  50.57
---------------------------------------------------------------
26   4.17   4.29   5.41   5.65  66  38.73  42.39   51.20  52.47
27   4.36   4.48   5.41   5.65  67  39.58  43.30   53.53  54.93
28   4.57   4.69   5.41   5.65  68  41.17  45.11   55.99  57.52
29   4.78   4.90   5.60   5.84  69  43.28  47.35   58.82  60.26
30   5.01   5.13   5.94   6.18  70  45.66  49.78   61.93  63.21
---------------------------------------------------------------
31   5.26   5.38   6.18   6.42  71  48.30  52.46   65.39  66.41
32   5.52   5.64   6.50   6.74  72  51.55  55.63   69.24  70.09
33   5.80   5.92   6.84   7.08  73  55.35  59.42   73.74  74.33
34   6.09   6.21   7.20   7.44  74  59.69  63.68   78.52  78.90
35   6.40   6.52   7.58   7.82  75  64.41  68.23   83.30  83.55
---------------------------------------------------------------
36   6.73   6.85   7.99   8.23  76  69.46  72.85   87.78  88.03
37   7.08   7.20   8.42   8.66  77  74.84  77.72   92.28  92.54
38   7.21   7.57   9.11   9.35  78  80.70  82.95   96.81  97.06
39   7.60   7.96   9.88  10.24  79  87.32  88.72  101.48 101.74
40   8.02   8.38  10.76  11.12  80  94.43  95.11  106.44 106.69
---------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.
**This classification is not available below the age of 16.

APPENDIX A continued

Base minimum premiums
Per $1,000 of specified amount*
Female age on policy date

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker


Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
 0     **   2.98     **     **
---------------------------------------------------------------
 1          1.76                41   7.06   7.42   9.29   9.53
 2          1.76                42   7.43   7.79   9.88  10.24
 3          1.76                43   7.70   8.18  10.58  10.94
 4          1.76                44   7.99   8.59  11.64  12.00
 5          1.76                45   8.42   9.02  12.70  13.06
---------------------------------------------------------------
 6          1.76                46   8.76   9.48  13.46  13.94
 7          1.76                47   9.24   9.96  14.34  14.82
 8          1.76                48   9.63  10.47  15.28  15.88
 9          1.83                49  10.06  11.02  16.52  17.12
10          1.90                50  10.69  11.65  17.75  18.35
---------------------------------------------------------------
11          1.98                51  11.57  12.53  19.04  19.76
12          2.12                52  12.33  13.41  20.46  21.18
13          2.15                53  13.21  14.29  21.75  22.59
14          2.24                54  14.15  15.35  23.16  24.00
15          2.33                55  14.92  16.24  24.57  25.41
---------------------------------------------------------------
16   2.30   2.42   2.76   2.88  56  15.62  16.94  25.69  26.65
17   2.40   2.52   2.88   3.00  57  16.38  17.82  26.92  27.88
18   2.51   2.63   3.06   3.18  58  17.15  18.71  28.04  29.12
19   2.62   2.74   3.13   3.25  59  18.03  19.59  29.27  30.35
20   2.73   2.85   3.28   3.40  60  19.26  20.82  31.04  32.12
---------------------------------------------------------------
21   2.85   2.97   3.43   3.55  61  20.73  22.41  33.21  34.41
22   2.98   3.10   3.58   3.70  62  22.73  24.53  35.60  36.92
23   3.12   3.24   3.74   3.86  63  25.08  27.00  36.75  38.19
24   3.25   3.37   3.92   4.04  64  27.61  29.65  37.97  39.53
25   3.41   3.53   4.10   4.22  65  30.19  32.47  39.19  40.87
---------------------------------------------------------------
26   3.56   3.68   4.29   4.41  66  32.23  34.59  39.74  41.52
27   3.73   3.85   4.49   4.61  67  33.48  35.93  40.14  42.12
28   3.90   4.02   4.71   4.83  68  33.83  36.35  41.44  42.92
29   4.09   4.21   4.93   5.05  69  34.44  36.92  43.19  44.63
30   4.28   4.40   5.17   5.29  70  35.49  38.12  45.32  46.67
---------------------------------------------------------------
31   4.37   4.61   5.42   5.54  71  37.48  40.19  47.97  49.20
32   4.59   4.83   5.69   5.81  72  39.99  42.75  51.10  52.29
33   4.82   5.06   5.97   6.09  73  43.05  45.85  54.79  55.89
34   5.06   5.30   6.27   6.39  74  46.75  49.51  59.11  60.04
35   5.32   5.56   6.58   6.70  75  50.82  53.53  63.83  64.47
---------------------------------------------------------------
36   5.59   5.83   6.79   7.03  76  55.39  57.93  68.68  69.06
37   5.76   6.12   7.14   7.38  77  60.51  62.76  73.61  73.86
38   6.06   6.42   7.50   7.74  78  66.49  68.31  79.00  79.26
39   6.38   6.74   7.88   8.12  79  73.50  74.73  84.97  85.22
40   6.71   7.07   8.58   8.82  80  81.21  81.89  91.60  91.86
---------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.
**This classification is not available below the age of 16.

APPENDIX B

Surrender charges
Per $1,000 of specified amount
Male (or unisex), age on policy date*

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker


Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
 0     **   3.52     **     **
---------------------------------------------------------------
 1          2.79                41  10.98  11.62  15.60  16.06
 2          2.79                42  11.59  12.23  16.98  17.47
 3          2.79                43  12.10  12.89  18.22  18.85
 4          2.79                44  12.78  13.57  20.02  20.48
 5          2.79                45  13.35  14.30  21.71  22.35
---------------------------------------------------------------
 6          2.79                46  13.97  15.09  23.19  23.98
 7          2.79                47  14.96  16.06  24.66  25.61
 8          2.79                48  15.80  17.23  26.53  27.48
 9          2.90                49  16.96  18.39  28.40  29.35
10          3.04                50  18.22  19.80  30.34  31.44
---------------------------------------------------------------
11          3.17                51  19.69  21.43  32.65  33.77
12          3.48                52  21.14  23.06  35.07  36.32
13          3.96                53  22.79  24.68  37.93  39.36
14          4.18                54  24.73  26.77  40.96  42.39
15          4.42                55  26.73  29.11  44.07  45.65
---------------------------------------------------------------
16   4.73   4.88   5.65   5.81  56  28.91  31.44  47.06  48.40
17   5.19   5.35   6.12   6.27  57  31.31  33.99  48.33  48.40
18   5.43   5.59   6.36   6.51  58  33.95  36.81  48.40  48.40
19   5.43   5.59   6.36   6.51  59  36.65  39.82  48.40  48.40
20   5.43   5.59   6.58   6.75  60  39.75  43.08  48.40  48.40
---------------------------------------------------------------
21   5.43   5.59   6.67   6.97  61  43.32  46.82  48.40  48.40
22   5.43   5.59   6.67   6.97  62  45.58  48.40  48.40  48.40
23   5.43   5.59   6.89   7.22  63  46.97  48.40  48.40  48.40
24   5.43   5.59   7.13   7.44  64  48.40  48.40  48.40  48.40
25   5.43   5.59   7.13   7.44  65  48.40  48.40  48.40  48.40
---------------------------------------------------------------
26   5.50   5.65   7.13   7.44  66  48.40  48.40  48.40  48.40
27   5.74   5.92   7.13   7.44  67  48.40  48.40  48.40  48.40
28   6.03   6.18   7.13   7.44  68  48.12  48.12  48.40  48.40
29   6.31   6.47   7.37   7.70  69  47.85  47.85  48.35  48.35
30   6.60   6.78   7.83   8.14  70  47.62  47.62  48.28  48.28
---------------------------------------------------------------
31   6.93   7.08   8.14   8.47  71  47.42  47.42  48.21  48.21
32   7.28   7.44   8.56   8.89  72  47.24  47.24  48.18  48.18
33   7.66   7.81   9.02   9.33  73  47.06  47.06  48.17  48.17
34   8.03   8.18   9.50   9.81  74  46.79  46.86  48.14  48.14
35   8.45   8.60   9.99  10.32  75  46.44  46.79  47.85  47.85
---------------------------------------------------------------
36   8.87   9.04  10.54  10.85  76  46.06  46.44  46.81  46.81
37   9.35   9.50  11.11  11.42  77  45.38  46.06  45.65  45.65
38   9.50   9.99  12.01  12.34  78  44.08  45.38  44.37  44.37
39  10.03  10.49  13.02  13.51  79  42.67  42.67  42.96  42.96
40  10.58  11.04  14.19  14.67  80  41.12  41.12  41.41  41.41
---------------------------------------------------------------

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.
**This classification is not available below the age of 16.

APPENDIX B continued

Surrender charges
Per $1,000 of specified amount
Female, age on policy date*

Prf NS =   Preferred nonsmoker
Std NS =   Standard nonsmoker
Prf SM =   Preferred smoker
Std SM =   Standard smoker


Age Prf NS Std NS Prf SM Std SM Age Prf NS Std NS Prf SM Std SM
---------------------------------------------------------------
 0     **   2.90     **     **
---------------------------------------------------------------
 1          2.31                41   9.31   9.79  12.25  12.56
 2          2.31                42   9.79  10.27  13.02  13.51
 3          2.31                43  10.14  10.78  13.95  14.43
 4          2.31                44  10.54  11.33  15.36  15.84
 5          2.31                45  11.11  11.90  16.76  17.23
---------------------------------------------------------------
 6          2.31                46  11.55  12.50  17.75  18.39
 7          2.31                47  12.19  13.13  18.92  19.56
 8          2.31                48  12.72  13.82  20.17  20.97
 9          2.40                49  13.27  14.54  21.80  22.59
10          2.51                50  14.10  15.36  23.43  24.22
---------------------------------------------------------------
11          2.62                51  15.27  16.52  25.12  26.07
12          2.79                52  16.28  17.69  26.99  27.94
13          2.82                53  17.42  18.85  28.69  29.81
14          2.95                54  18.68  20.26  30.56  31.68
15          3.06                55  19.69  21.43  32.43  33.53
---------------------------------------------------------------
16   3.04   3.19   3.63   3.78  56  20.61  22.35  33.90  35.16
17   3.17   3.32   3.78   3.96  57  21.63  23.52  35.53  36.81
18   3.30   3.45   4.03   4.18  58  22.62  24.68  37.00  38.43
19   3.45   3.61   4.14   4.29  59  23.78  25.85  38.63  40.06
20   3.61   3.76   4.31   4.47  60  25.41  27.48  40.96  42.39
---------------------------------------------------------------
21   3.76   3.92   4.51   4.66  61  27.37  29.57  43.82  45.41
22   3.92   4.09   4.71   4.88  62  29.99  32.36  46.97  48.40
23   4.11   4.27   4.93   5.08  63  33.09  35.64  48.40  48.40
24   4.29   4.44   5.17   5.32  64  36.43  39.12  48.40  48.40
25   4.49   4.64   5.39   5.57  65  39.84  42.86  48.40  48.40
---------------------------------------------------------------
26   4.69   4.86   5.65   5.81  66  43.19  46.35  48.40  48.40
27   4.91   5.08   5.92   6.07  67  45.56  48.40  48.40  48.40
28   5.15   5.30   6.20   6.36  68  46.75  48.40  48.40  48.40
29   5.39   5.54   6.51   6.67  69  48.17  48.17  48.31  48.31
30   5.65   5.81   6.82   6.97  70  47.78  47.78  47.97  47.97
---------------------------------------------------------------
31   5.76   6.07   7.15   7.30  71  47.41  47.41  47.67  47.67
32   6.05   6.36   7.50   7.66  72  46.96  46.96  47.41  47.41
33   6.36   6.67   7.88   8.03  73  46.38  46.38  47.11  47.11
34   6.67   7.00   8.27   8.43  74  45.76  45.76  46.71  46.71
35   7.02   7.33   8.69   8.84  75  45.13  45.13  46.22  46.22
---------------------------------------------------------------
36   7.37   7.70   8.95   9.26  76  44.54  44.54  45.73  45.73
37   7.59   8.07   9.42   9.72  77  43.99  43.99  45.30  45.30
38   7.99   8.47   9.90  10.21  78  43.48  43.48  44.06  44.06
39   8.40   8.89  10.41  10.71  79  42.51  42.51  42.65  42.60
40   8.84   9.33  11.33  11.64  80  40.94  40.94  41.07  41.07
---------------------------------------------------------------

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and will be two-thirds that of the corresponding surrender charge listed above.
**This classification is not available below the age of 16.

APPENDIX C

Illustrations of Policy Values

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6%, or 12% over a period of years. However, it may fluctuate above and below those averages throughout the years shown. The actual policy values, surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (average .59%), the mortality and expense risk charge (.68% current, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (average .12%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.65% using current charges, and 10.43% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.65% and -1.35% respectively using current charges, and 4.43% and -1.57% respectively using guaranteed charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,300 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
Year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,365 $ 100,000 $ 100,000 $  100,000 $     974 $   1,040 $    1,105 $     114 $     180 $      245
     2        2,798   100,000   100,000    100,000     1,927     2,119      2,319     1,067     1,259      1,459
     3        4,303   100,000   100,000    100,000     2,858     3,238      3,650     1,998     2,378      2,790
     4        5,883   100,000   100,000    100,000     3,764     4,396      5,108     2,904     3,536      4,248
     5        7,542   100,000   100,000    100,000     4,647     5,597      6,710     3,787     4,737      5,850
----------------------------------------------------------------------------------------------------------------
     6        9,285   100,000   100,000    100,000     5,504     6,839      8,466     4,687     6,022      7,649
     7       11,114   100,000   100,000    100,000     6,334     8,123     10,393     5,560     7,349      9,619
     8       13,035   100,000   100,000    100,000     7,138     9,452     12,510     6,407     8,721     11,779
     9       15,051   100,000   100,000    100,000     7,913    10,825     14,835     7,225    10,137     14,147
    10       17,169   100,000   100,000    100,000     8,660    12,245     17,391     8,058    11,643     16,789
----------------------------------------------------------------------------------------------------------------
    15       29,455   100,000   100,000    100,000    11,898    20,060     34,577    11,726    19,888     34,405
    20       45,135   100,000   100,000    100,000    14,076    29,119     62,690    14,076    29,119     62,690
    25       65,147   100,000   100,000    145,763    14,646    39,435    108,778    14,646    39,435    108,778
    30       90,689   100,000   100,000    223,577    13,050    54,100    183,260    13,050    51,400    183,260

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,300 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,365 $ 100,000 $ 100,000 $  100,000 $     945 $   1,009 $    1,073 $      85 $     149 $      213
     2        2,798   100,000   100,000    100,000     1,867     2,054      2,248     1,007     1,194      1,388
     3        4,303   100,000   100,000    100,000     2,765     3,134      3,533     1,905     2,274      2,673
     4        5,883   100,000   100,000    100,000     3,638     4,251      4,940     2,778     3,391      4,080
     5        7,542   100,000   100,000    100,000     4,486     5,404      6,479     3,626     4,544      5,619
----------------------------------------------------------------------------------------------------------------
     6        9,285   100,000   100,000    100,000     5,306     6,594      8,163     4,489     5,777      7,346
     7       11,114   100,000   100,000    100,000     6,098     7,820     10,006     5,324     7,046      9,232
     8       13,035   100,000   100,000    100,000     6,862     9,086     12,025     6,131     8,355     11,294
     9       15,051   100,000   100,000    100,000     7,597    10,390     14,236     6,909     9,702     13,548
    10       17,169   100,000   100,000    100,000     8,301    11,734     16,661     7,699    11,132     16,059
----------------------------------------------------------------------------------------------------------------
    15       29,455   100,000   100,000    100,000    11,313    19,058     32,827    11,141    18,886     32,655
    20       45,135   100,000   100,000    100,000    13,239    27,378     58,904    13,239    27,378     58,904
    25       65,147   100,000   100,000    135,784    13,472    36,534    101,332    13,472    36,534    101,332
    30       90,689   100,000   100,000    206,119    10,945    46,327    168,950    10,945    46,327    168,950

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 35
Standard smoker
$100,000 specified amount
$1,650 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
Year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,732 $ 100,000 $ 100,000 $  100,000 $   1,228 $   1,311 $    1,394 $     196 $     279 $      362
     2        3,552   100,000   100,000    100,000     2,430     2,673      2,926     1,398     1,641      1,894
     3        5,462   100,000   100,000    100,000     3,596     4,077      4,598     2,564     3,045      3,566
     4        7,467   100,000   100,000    100,000     4,727     5,526      6,426     3,695     4,494      5,394
     5        9,573   100,000   100,000    100,000     5,823     7,023      8,428     4,791     5,991      7,396
----------------------------------------------------------------------------------------------------------------
     6       11,784   100,000   100,000    100,000     6,886     8,751     10,625     5,906     7,590      9,644
     7       14,106   100,000   100,000    100,000     7,905    10,161     13,026     6,977     9,232     12,098
     8       16,544   100,000   100,000    100,000     8,882    11,798     15,657     8,005    10,921     14,780
     9       19,104   100,000   100,000    100,000     9,817    13,485     18,544     8,992    12,659     17,719
    10       21,791   100,000   100,000    100,000    10,712    15,225     21,718     9,990    14,503     20,996
----------------------------------------------------------------------------------------------------------------
    15       37,385   100,000   100,000    100,000    14,393    24,658     43,027    14,187    24,452     42,821
    20       57,287   100,000   100,000    122,295    16,391    35,356     77,895    16,391    35,356     77,895
    25       82,687   100,000   100,000    179,594    16,277    47,748    134,025    16,277    47,748    134,025
    30      115,105   100,000   100,000    273,320    13,065    62,604    224,033    13,065    62,604    224,033

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 35
Standard smoker
$100,000 specified amount
$1,650 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      1,732 $ 100,000 $ 100,000 $  100,000 $   1,173 $   1,253 $    1,334 $     141 $     221 $      302
     2        3,552   100,000   100,000    100,000     2,311     2,544      2,787     1,279     1,512      1,755
     3        5,462   100,000   100,000    100,000     3,410     3,870      4,368     2,378     2,838      3,336
     4        7,467   100,000   100,000    100,000     4,468     5,230      6,089     3,436     4,198      5,057
     5        9,573   100,000   100,000    100,000     5,484     6,624      7,961     4,452     5,592      6,929
----------------------------------------------------------------------------------------------------------------
     6       11,784   100,000   100,000    100,000     6,452     8,048      9,996     5,472     7,068      9,016
     7       14,106   100,000   100,000    100,000     7,373     9,503     12,212     6,444     8,574     11,283
     8       16,544   100,000   100,000    100,000     8,243    10,987     14,625     7,366    10,110     13,747
     9       19,104   100,000   100,000    100,000     9,061    12,501     17,255     8,235    11,675     16,430
    10       21,791   100,000   100,000    100,000     9,823    14,041     20,125     9,100    13,319     19,403
----------------------------------------------------------------------------------------------------------------
    15       37,385   100,000   100,000    100,000    12,740    22,168     39,138    12,533    21,962     38,932
    20       57,287   100,000   100,000    109,796    13,735    30,852     69,934    13,735    30,852     69,934
    25       82,687   100,000   100,000    159,513    11,783    39,744    119,039    11,783    39,744    119,039
    30      115,105   100,000   100,000    239,376     5,153    48,574    196,210     5,153    48,574    196,210

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a 90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,250 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
Year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      3,412 $ 100,000 $ 100,000 $  100,000 $   2,198 $   2,355 $    2,513 $       0 $       0 $        0
     2        6,996   100,000   100,000    100,000     4,304     4,756      5,227     1,393     1,845      2,316
     3       10,758   100,000   100,000    100,000     6,319     7,205      8,167     3,408     4,294      5,256
     4       14,708   100,000   100,000    100,000     8,259     9,723     11,377     5,348     6,812      8,466
     5       18,856   100,000   100,000    100,000    10,118    12,308     14,884     7,207     9,397     11,973
----------------------------------------------------------------------------------------------------------------
     6       23,212   100,000   100,000    100,000    11,879    14,948     18,710     9,113    12,182     15,945
     7       27,785   100,000   100,000    100,000    13,545    17,651     22,901    10,925    15,031     20,281
     8       32,586   100,000   100,000    100,000    15,111    20,419     27,500    12,637    17,944     25,026
     9       37,628   100,000   100,000    100,000    16,570    23,251     32,560    14,241    20,922     30,232
    10       42,922   100,000   100,000    100,000    17,916    26,151     38,144    15,878    24,114     36,107
----------------------------------------------------------------------------------------------------------------
    15       73,637   100,000   100,000    100,000    22,797    41,943     77,153    22,215    41,361     76,571
    20      112,838   100,000   100,000    155,033    23,599    60,896    144,890    23,599    60,896    144,890
    25      162,869   100,000   100,000    268,485    16,605    85,932    255,700    16,605    85,932    255,700
    30      226,723         0   128,111    454,394         0   122,011    432,756         0   122,011    432,756

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,250 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      3,412 $ 100,000 $ 100,000 $  100,000 $   2,128 $   2,281 $    2,434 $       0 $       0 $        0
     2        6,996   100,000   100,000    100,000     4,159     4,598      5,055     1,248     1,687      2,144
     3       10,758   100,000   100,000    100,000     6,094     6,952      7,883     3,183     4,041      4,972
     4       14,708   100,000   100,000    100,000     7,927     9,341     10,938     5,016     6,430      8,027
     5       18,856   100,000   100,000    100,000     9,651    11,759     14,240     6,740     8,848     11,329
----------------------------------------------------------------------------------------------------------------
     6       23,212   100,000   100,000    100,000    11,260    14,204     17,816     8,495    11,438     15,050
     7       27,785   100,000   100,000    100,000    12,746    16,670     21,694    10,126    14,051     19,074
     8       32,586   100,000   100,000    100,000    14,094    19,149     25,906    11,620    16,675     23,431
     9       37,628   100,000   100,000    100,000    15,293    21,633     30,489    12,964    19,304     28,160
    10       42,922   100,000   100,000    100,000    16,328    24,115     35,493    14,291    22,077     33,455
----------------------------------------------------------------------------------------------------------------
    15       73,637   100,000   100,000    100,000    18,617    36,398     69,551    18,035    35,816     68,969
    20      112,838   100,000   100,000    138,383    13,393    47,785    129,330    13,393    47,785    129,330
    25      162,869         0   100,000    237,758         0    56,866    226,437         0    56,866    226,437
    30      226,723         0   100,000    396,592         0    61,813    377,707         0    61,813    377,707

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 55
Standard smoker
$100,000 specified amount
$4,250 annual premium using current charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
Year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      4,462 $ 100,000 $ 100,000 $  100,000 $   2,676 $   2,875 $    3,075 $       0 $       0 $        0
     2        9,148   100,000   100,000    100,000     5,248     5,817      6,411       683     1,252      1,846
     3       14,068   100,000   100,000    100,000     7,713     8,825     10,034     3,148     4,260      5,469
     4       19,234   100,000   100,000    100,000    10,075    11,911     13,988     5,510     7,346      9,423
     5       24,658   100,000   100,000    100,000    12,330    15,076     18,315     7,765    10,511     13,750
----------------------------------------------------------------------------------------------------------------
     6       30,354   100,000   100,000    100,000    14,472    18,325     23,062    10,136    13,988     18,726
     7       36,334   100,000   100,000    100,000    16,509    21,673     28,298    12,400    17,564     24,190
     8       42,613   100,000   100,000    100,000    18,415    25,108     34,076    14,534    21,227     30,196
     9       49,206   100,000   100,000    100,000    20,187    28,640     40,479    16,535    24,988     36,827
    10       56,129   100,000   100,000    100,000    21,812    32,275     47,604    18,617    29,079     44,408
----------------------------------------------------------------------------------------------------------------
    15       96,294   100,000   100,000    114,991    27,845    52,884     99,130    26,932    51,971     98,217
    20      147,557   100,000   100,000    198,847    29,969    80,685    185,839    29,679    80,685    185,839
    25      212,982   100,000   127,044    344,014    24,109   120,994    327,632    24,109   120,994    327,632
    30      296,483   100,000   178,926    581,597     5,277   170,406    553,902     5,277   170,406    553,902

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Multi Fund(R)

Flexible Premium Variable Life Insurance

Male issue age 55
Standard smoker
$100,000 specified amount
$4,250 annual premium using guaranteed charges

                    Death benefit                  Policy value                   Net cash surrender value
                    ------------------------------ ------------------------------ ------------------------------
       Premiums     assuming                       assuming                       assuming
End    accumulated  hypothetical gross             hypothetical gross             hypothetical gross
of     at 5%        annual investment return of    annual investment return of    annual investment return of
policy interest     ------------------------------ ------------------------------ ------------------------------
year   per year     0% gross  6% gross  12% gross  0% gross  6% gross  12% gross  0% gross  6% gross  12% gross
----------------------------------------------------------------------------------------------------------------
     1 $      4,462 $ 100,000 $ 100,000 $  100,000 $   2,326 $   2,512 $    2,699 $       0 $       0 $        0
     2        9,148   100,000   100,000    100,000     4,513     5,032      5,574         0       467      1,009
     3       14,068   100,000   100,000    100,000     6,560     7,560      8,650     1,995     2,995      4,085
     4       19,234   100,000   100,000    100,000     8,464    10,098     11,952     3,899     5,533      7,387
     5       24,658   100,000   100,000    100,000    10,222    12,643     15,509     5,657     8,078     10,944
----------------------------------------------------------------------------------------------------------------
     6       30,354   100,000   100,000    100,000    11,822    15,188     19,351     7,485    10,852     15,015
     7       36,334   100,000   100,000    100,000    13,246    17,723     23,510     9,138    13,615     19,401
     8       42,613   100,000   100,000    100,000    14,476    20,236     28,024    10,596    16,356     24,144
     9       49,206   100,000   100,000    100,000    15,491    22,713     32,945    11,839    19,061     29,293
    10       56,129   100,000   100,000    100,000    16,270    25,147     38,341    13,075    21,952     35,145
----------------------------------------------------------------------------------------------------------------
    15       96,294   100,000   100,000    100,000    16,103    36,689     76,553    15,190    35,776     75,640
    20      147,557   100,000   100,000    155,932     5,276    46,569    145,731     5,276    46,569    145,731
    25      212,982         0   100,000    270,203         0    52,631    257,336         0    52,631    257,336
    30      296,483         0   100,000    451,581         0    50,582    430,077         0    50,582    430,077

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment returns will fluctuate over time and likely will be both positive and negative. Depending upon the timing, the owners' allocations to each fund, the funds' rates of return and degree of fluctuation; the actual values could be substantially less than those shown, and may, under certain circumstances, result in lapse of the policy unless the owner pays more than the stated premium. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .59% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .12%. Values illustrated are also net of any other applicable contract charges.

Lincoln Life Flexible Premium Variable Life Account K

Statement of assets and liabilities

December 31, 2005

                                                                                          Mortality &
                                                                                          Expense
                                                 Contract                   Contract      Guarantee
                                                 Purchases                  Redemptions   Charges
                                                 Due from                   Due to        Payable to
                                                 The Lincoln                The Lincoln   The Lincoln
                                                 National Life              National Life National Life
                                                 Insurance                  Insurance     Insurance
Subaccount                           Investments Company       Total Assets Company       Company       Net Assets
-------------------------------------------------------------------------------------------------------------------
Delaware VIPT Global Bond            $   656,308     $ --      $   656,308     $16,048        $ 24      $   640,236
Delaware VIPT Trend                    4,897,884      683        4,898,567          --         184        4,898,383
Delaware VIPT Value                    2,612,813      449        2,613,262          --          98        2,613,164
Lincoln VIPT Aggressive Growth         6,690,257      566        6,690,823          --         251        6,690,572
Lincoln VIPT Bond                      3,505,402       58        3,505,460          --         131        3,505,329
Lincoln VIPT Capital Appreciation     11,094,568       --       11,094,568         948         416       11,093,204
Lincoln VIPT Equity-Income            14,050,642       --       14,050,642       1,391         526       14,048,725
Lincoln VIPT Global Asset Allocation   3,058,616      744        3,059,360          --         114        3,059,246
Lincoln VIPT Growth and Income        20,188,227       --       20,188,227      16,200         756       20,171,271
Lincoln VIPT International             9,669,591       --        9,669,591         684         362        9,668,545
Lincoln VIPT Managed                   4,425,460      243        4,425,703          --         166        4,425,537
Lincoln VIPT Money Market                867,541       --          867,541          --          32          867,509
Lincoln VIPT Social Awareness         15,065,887      343       15,066,230          --         564       15,065,666
Lincoln VIPT Special Opportunities    12,474,915      580       12,475,495          --         467       12,475,028

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account K

Statements of operations

Years Ended December 31, 2003, 2004 and 2005


                                          Dividends
                                          from       Mortality and Net
                                          Investment Expense       Investment
Subaccount                                Income     Guarantees    Income (Loss)
--------------------------------------------------------------------------------
Year Ended December 31, 2003
   Delaware VIPT Global Bond               $ 18,017    $  (6,847)    $ 11,170
   Delaware VIPT Trend                           --      (28,540)     (28,540)
   Delaware VIPT Value                       31,895      (11,099)      20,796
   Lincoln VIPT Aggressive Growth                --      (38,162)     (38,162)
   Lincoln VIPT Bond                        182,498      (30,501)     151,997
   Lincoln VIPT Capital Appreciation             --      (79,043)     (79,043)
   Lincoln VIPT Equity-Income               123,012      (83,961)      39,051
   Lincoln VIPT Global Asset Allocation      84,662      (18,438)      66,224
   Lincoln VIPT Growth and Income           199,478     (113,831)      85,647
   Lincoln VIPT International               125,485      (41,401)      84,084
   Lincoln VIPT Managed                      76,120      (23,657)      52,463
   Lincoln VIPT Money Market                 13,079      (12,900)         179
   Lincoln VIPT Social Awareness            102,959      (81,112)      21,847
   Lincoln VIPT Special Opportunities       104,159      (53,580)      50,579

Year Ended December 31, 2004
   Delaware VIPT Global Bond               $101,802    $  (5,118)    $ 96,684
   Delaware VIPT Trend                           --      (35,707)     (35,707)
   Delaware VIPT Value                       29,952      (13,317)      16,635
   Lincoln VIPT Aggressive Growth                --      (43,853)     (43,853)
   Lincoln VIPT Bond                        150,532      (26,156)     124,376
   Lincoln VIPT Capital Appreciation             --      (85,387)     (85,387)
   Lincoln VIPT Equity-Income               156,303      (97,162)      59,141
   Lincoln VIPT Global Asset Allocation      49,519      (19,907)      29,612
   Lincoln VIPT Growth and Income           251,146     (131,640)     119,506
   Lincoln VIPT International                84,636      (52,553)      32,083
   Lincoln VIPT Managed                      89,220      (27,739)      61,481
   Lincoln VIPT Money Market                  9,606       (7,667)       1,939
   Lincoln VIPT Social Awareness            128,091      (93,992)      34,099
   Lincoln VIPT Special Opportunities       116,179      (66,104)      50,075

Year Ended December 31, 2005
   Delaware VIPT Global Bond               $111,755    $  (4,908)    $106,847
   Delaware VIPT Trend                           --      (33,100)     (33,100)
   Delaware VIPT Value                       39,665      (16,725)      22,940
   Lincoln VIPT Aggressive Growth                --      (43,797)     (43,797)
   Lincoln VIPT Bond                        146,285      (24,033)     122,252
   Lincoln VIPT Capital Appreciation         28,045      (76,360)     (48,315)
   Lincoln VIPT Equity-Income               158,927      (95,663)      63,264
   Lincoln VIPT Global Asset Allocation      37,484      (20,643)      16,841
   Lincoln VIPT Growth and Income           262,721     (136,027)     126,694
   Lincoln VIPT International               191,750      (61,456)     130,294
   Lincoln VIPT Managed                     103,522      (29,753)      73,769
   Lincoln VIPT Money Market                 23,859       (5,931)      17,928
   Lincoln VIPT Social Awareness            121,793      (98,250)      23,543
   Lincoln VIPT Special Opportunities       136,013      (79,356)      56,657

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
    $  79,468       $     --      $  79,468      $   80,042      $  170,680
     (184,048)            --       (184,048)      1,468,855       1,256,267
      (78,651)            --        (78,651)        458,150         400,295
     (482,609)            --       (482,609)      2,077,944       1,557,173
       75,580         43,290        118,870          19,315         290,182
     (569,138)            --       (569,138)      3,886,990       3,238,809
     (281,915)            --       (281,915)      3,676,432       3,433,568
      (71,053)            --        (71,053)        497,277         492,448
     (892,806)            --       (892,806)      5,125,124       4,317,965
     (163,264)            --       (163,264)      2,244,731       2,165,551
     (136,620)            --       (136,620)        783,929         699,772
           --             --             --              --             179
     (635,094)            --       (635,094)      3,879,120       3,265,873
     (115,881)            --       (115,881)      2,404,800       2,339,498

    $   4,914       $ 16,004      $  20,918      $  (38,490)     $   79,112
       (1,388)            --         (1,388)        618,466         581,371
        6,763             --          6,763         249,336         272,734
     (406,453)            --       (406,453)      1,235,034         784,728
       41,544        110,718        152,262        (105,973)        170,665
     (404,235)            --       (404,235)        986,029         496,407
       23,251             --         23,251       1,150,173       1,232,565
      (30,980)            --        (30,980)        355,003         353,635
     (416,639)            --       (416,639)      2,383,535       2,086,402
       35,778             --         35,778       1,414,722       1,482,583
      (27,394)            --        (27,394)        329,792         363,879
           --             --             --              --           1,939
     (244,254)            --       (244,254)      1,775,289       1,565,134
      132,259             --        132,259       1,802,368       1,984,702

    $  (9,684)      $ 13,232      $   3,548      $ (181,296)     $  (70,901)
       44,732             --         44,732         188,270         199,902
       34,859             --         34,859          76,561         134,360
     (315,384)            --       (315,384)        911,328         552,147
       16,079         35,197         51,276        (106,145)         67,383
     (212,753)            --       (212,753)        609,718         348,650
       97,154        458,180        555,334        (114,417)        504,181
          273         83,949         84,222          76,825         177,888
     (250,186)            --       (250,186)      1,058,714         935,222
      156,796             --        156,796         737,353       1,024,443
       (6,528)            --         (6,528)         96,720         163,961
           --             --             --              --          17,928
      (71,253)            --        (71,253)      1,597,529       1,549,819
      227,038        380,377        607,415         971,515       1,635,587

Lincoln Life Flexible Premium Variable Life Account K

Statements of changes in net assets

Years Ended December 31, 2003, 2004 and 2005


                                                                         Delaware VIPT Delaware VIPT Delaware VIPT
                                                                         Global Bond   Trend         Value
                                                                         Subaccount    Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                             $  637,235    $ 3,755,092    $ 1,528,300
Changes From Operations:
.. Net investment income (loss)                                                11,170        (28,540)        20,796
.. Net realized gain (loss) on investments                                     79,468       (184,048)       (78,651)
.. Net change in unrealized appreciation on investments                        80,042      1,468,855        458,150
                                                                          ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         170,680      1,256,267        400,295
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                         888,446      1,011,154        402,702
.. Contract withdrawals                                                      (852,855)      (990,268)      (477,274)
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        35,591         20,886        (74,572)
                                                                          ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      206,271      1,277,153        325,723
                                                                          ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2003                                              843,506      5,032,245      1,854,023
Changes From Operations:
.. Net investment income (loss)                                                96,684        (35,707)        16,635
.. Net realized gain (loss) on investments                                     20,918         (1,388)         6,763
.. Net change in unrealized appreciation or depreciation on investments       (38,490)       618,466        249,336
                                                                          ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          79,112        581,371        272,734
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                         135,859      1,083,526        523,831
.. Contract withdrawals                                                      (289,420)    (1,153,390)      (382,109)
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (153,561)       (69,864)       141,722
                                                                          ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (74,449)       511,507        414,456
                                                                          ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2004                                              769,057      5,543,752      2,268,479
Changes From Operations:
.. Net investment income (loss)                                               106,847        (33,100)        22,940
.. Net realized gain (loss) on investments                                      3,548         44,732         34,859
.. Net change in unrealized appreciation or depreciation on investments      (181,296)       188,270         76,561
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (70,901)       199,902        134,360
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                         163,887        596,400        732,669
.. Contract withdrawals                                                      (221,807)    (1,441,671)      (522,344)
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (57,920)      (845,271)       210,325
                                                                          ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (128,821)      (645,369)       344,685
                                                                          ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                                           $  640,236    $ 4,898,383    $ 2,613,164
                                                                          ==========    ===========    ===========


                                                                         Lincoln VIPT  Lincoln VIPT  Lincoln VIPT
                                                                         Managed       Money Market  Social Awareness
                                                                         Subaccount    Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                             $3,317,502    $ 2,070,616    $11,011,853
Changes From Operations:
.. Net investment income (loss)                                                52,463            179         21,847
.. Net realized gain (loss) on investments                                   (136,620)            --       (635,094)
.. Net change in unrealized appreciation on investments                       783,929             --      3,879,120
                                                                          ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         699,772            179      3,265,873
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                         684,903        590,616      2,315,587
.. Contract withdrawals                                                      (846,776)    (1,248,936)    (2,850,078)
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (161,873)      (658,320)      (534,491)
                                                                          ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      537,899       (658,141)     2,731,382
                                                                          ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2003                                            3,855,401      1,412,475     13,743,235
Changes From Operations:
.. Net investment income (loss)                                                61,481          1,939         34,099
.. Net realized gain (loss) on investments                                    (27,394)            --       (244,254)
.. Net change in unrealized appreciation or depreciation on investments       329,792             --      1,775,289
                                                                          ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         363,879          1,939      1,565,134
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                         718,055        349,761      1,944,683
.. Contract withdrawals                                                      (614,202)      (722,377)    (2,814,252)
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       103,853       (372,616)      (869,569)
                                                                          ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      467,732       (370,677)       695,565
                                                                          ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2004                                            4,323,133      1,041,798     14,438,800
Changes From Operations:
.. Net investment income (loss)                                                73,769         17,928         23,543
.. Net realized gain (loss) on investments                                     (6,528)            --        (71,253)
.. Net change in unrealized appreciation or depreciation on investments        96,720             --      1,597,529
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              163,961         17,928      1,549,819
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                         513,120        304,688      1,793,259
.. Contract withdrawals                                                      (574,677)      (496,905)    (2,716,212)
                                                                          ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (61,557)      (192,217)      (922,953)
                                                                          ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      102,404       (174,289)       626,866
                                                                          ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                                           $4,425,537    $   867,509    $15,065,666
                                                                          ==========    ===========    ===========

                                                                         Lincoln VIPT
                                                                         Aggressive
                                                                         Growth
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                             $ 4,860,715
Changes From Operations:
.. Net investment income (loss)                                                (38,162)
.. Net realized gain (loss) on investments                                    (482,609)
.. Net change in unrealized appreciation on investments                      2,077,944
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        1,557,173
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                        1,400,232
.. Contract withdrawals                                                     (1,402,081)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (1,849)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,555,324
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2003                                             6,416,039
Changes From Operations:
.. Net investment income (loss)                                                (43,853)
.. Net realized gain (loss) on investments                                    (406,453)
.. Net change in unrealized appreciation or depreciation on investments      1,235,034
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          784,728
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                        1,140,924
.. Contract withdrawals                                                     (1,549,594)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (408,670)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       376,058
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2004                                             6,792,097
Changes From Operations:
.. Net investment income (loss)                                                (43,797)
.. Net realized gain (loss) on investments                                    (315,384)
.. Net change in unrealized appreciation or depreciation on investments        911,328
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               552,147
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                          942,656
.. Contract withdrawals                                                     (1,596,328)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (653,672)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (101,525)
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 6,690,572
                                                                          ===========

                                                                         Lincoln VIPT
                                                                         Special
                                                                         Opportunities
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2003                                             $ 7,349,838
Changes From Operations:
.. Net investment income (loss)                                                 50,579
.. Net realized gain (loss) on investments                                    (115,881)
.. Net change in unrealized appreciation on investments                      2,404,800
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        2,339,498
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                        1,397,071
.. Contract withdrawals                                                     (1,755,555)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (358,484)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,981,014
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2003                                             9,330,852
Changes From Operations:
.. Net investment income (loss)                                                 50,075
.. Net realized gain (loss) on investments                                     132,259
.. Net change in unrealized appreciation or depreciation on investments      1,802,368
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        1,984,702
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                        1,779,793
.. Contract withdrawals                                                     (2,140,777)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (360,984)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,623,718
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2004                                            10,954,570
Changes From Operations:
.. Net investment income (loss)                                                 56,657
.. Net realized gain (loss) on investments                                     607,415
.. Net change in unrealized appreciation or depreciation on investments        971,515
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             1,635,587
Net Increase (Decrease) From Unit Transactions:
.. Contract purchases                                                        1,937,209
.. Contract withdrawals                                                     (2,052,338)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (115,129)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,520,458
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2005                                           $12,475,028
                                                                          ===========

See accompanying notes.

              Lincoln VIPT Lincoln VIPT Lincoln VIPT Lincoln VIPT
 Lincoln VIPT Capital      Equity-      Global Asset Growth       Lincoln VIPT
 Bond         Appreciation Income       Allocation   and Income   International
 Subaccount   Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
 ------------------------------------------------------------------------------
 $ 4,148,647  $10,615,965  $11,359,569   $2,596,636  $15,572,064   $ 5,573,253
     151,997      (79,043)      39,051       66,224       85,647        84,084
     118,870     (569,138)    (281,915)     (71,053)    (892,806)     (163,264)
      19,315    3,886,990    3,676,432      497,277    5,125,124     2,244,731
 -----------  -----------  -----------   ----------  -----------   -----------
     290,182    3,238,809    3,433,568      492,448    4,317,965     2,165,551
   1,472,272    2,435,628    2,395,793      429,662    3,273,559     1,081,595
  (1,722,260)  (2,888,086)  (2,705,032)    (569,691)  (3,800,261)   (1,422,692)
 -----------  -----------  -----------   ----------  -----------   -----------
    (249,988)    (452,458)    (309,239)    (140,029)    (526,702)     (341,097)
 -----------  -----------  -----------   ----------  -----------   -----------
      40,194    2,786,351    3,124,329      352,419    3,791,263     1,824,454
 -----------  -----------  -----------   ----------  -----------   -----------
   4,188,841   13,402,316   14,483,898    2,949,055   19,363,327     7,397,707
     124,376      (85,387)      59,141       29,612      119,506        32,083
     152,262     (404,235)      23,251      (30,980)    (416,639)       35,778
    (105,973)     986,029    1,150,173      355,003    2,383,535     1,414,722
 -----------  -----------  -----------   ----------  -----------   -----------
     170,665      496,407    1,232,565      353,635    2,086,402     1,482,583
     632,158    1,816,312    2,170,859      407,414    2,554,444     1,239,109
  (1,251,869)  (3,529,863)  (3,072,634)    (601,102)  (3,564,371)   (1,286,694)
 -----------  -----------  -----------   ----------  -----------   -----------
    (619,711)  (1,713,551)    (901,775)    (193,688)  (1,009,927)      (47,585)
 -----------  -----------  -----------   ----------  -----------   -----------
    (449,046)  (1,217,144)     330,790      159,947    1,076,475     1,434,998
 -----------  -----------  -----------   ----------  -----------   -----------
   3,739,795   12,185,172   14,814,688    3,109,002   20,439,802     8,832,705
     122,252      (48,315)      63,264       16,841      126,694       130,294
      51,276     (212,753)     555,334       84,222     (250,186)      156,796
    (106,145)     609,718     (114,417)      76,825    1,058,714       737,353
 -----------  -----------  -----------   ----------  -----------   -----------
      67,383      348,650      504,181      177,888      935,222     1,024,443
     624,943    1,463,275    1,587,435      407,583    2,341,107     1,480,479
    (926,792)  (2,903,893)  (2,857,579)    (635,227)  (3,544,860)   (1,669,082)
 -----------  -----------  -----------   ----------  -----------   -----------
    (301,849)  (1,440,618)  (1,270,144)    (227,644)  (1,203,753)     (188,603)
 -----------  -----------  -----------   ----------  -----------   -----------
    (234,466)  (1,091,968)    (765,963)     (49,756)    (268,531)      835,840
 -----------  -----------  -----------   ----------  -----------   -----------
 $ 3,505,329  $11,093,204  $14,048,725   $3,059,246  $20,171,271   $ 9,668,545
 ===========  ===========  ===========   ==========  ===========   ===========

Lincoln Life Flexible Premium Variable Life Account K

Notes to financial statements

December 31, 2005

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account K (Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on March 9, 1994. The Variable Account was registered with the Securities and Exchange Commission on May 2, 1994, under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on May 17, 1994. The Variable Account only offers one product (Multi-Fund(R) Variable Life) at one fee rate.

The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of fourteen mutual funds (the Funds) of two diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Global Bond Series
  Delaware VIPT Trend Series
  Delaware VIPT Value Series

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Equity-Income Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Growth and Income Fund
  Lincoln VIPT International Fund
  Lincoln VIPT Managed Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Social Awareness Fund
  Lincoln VIPT Special Opportunities Fund

* Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2005, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Fund Name Changes: During 2003, the Lincoln National (LN) fund family changed its name to the Lincoln Variable Insurance Products Trust (Lincoln VIPT).

During 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

2. Mortality and Expense Risk Charge and Other Transactions with Affiliates Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of each premium payment to cover Lincoln Life's state taxes and federal income tax liabilities. Amounts retained during 2005, 2004 and 2003 by Lincoln Life for such charges were $304,400, $383,429 and $413,056, respectively.

Amounts are charged daily to the Variable Account by Lincoln Life for a mortality and expense risk charge at a current annual rate of .68% of the average daily net asset value of the Variable Account. These charges are made in return for Lincoln Life's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Other charges which are paid to Lincoln Life by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 2005, 2004 and 2003 amounted to $8,480,260, $8,899,647 and $8,972,139, respectively.

The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate Lincoln Life for continuing administration of the policies, premium billing, overhead expenses, and other miscellaneous expenses.

Lincoln Life Flexible Premium Variable Life Account K

2. Mortality and Expense Risk Charge and Other Transactions with Affiliates (continued)
Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be charged each time a policyowner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

Lincoln Life Flexible Premium Variable Life Account K

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2005 follows.

                                                                    Investment
                  Fee     Unit  Units                     Total     Income
  Subaccount Year Rate(1) Value Outstanding   Net Assets  Return(2) Ratio(3)
  ----------------------------------------------------------------------------
  Delaware VIPT Global Bond
             2005  0.68%  $1.71    373,488    $   640,236   (9.27)%   15.49%
             2004  0.68%   1.89    407,036        769,057   12.24%    13.53%
             2003  0.68%   1.68    501,067        843,506   19.55%     1.79%
             2002  0.68%   1.41    452,540        637,235   24.24%     0.26%
             2001  0.68%   1.13     95,599        108,347   (1.15)%    2.08%
  Delaware VIPT Trend
             2005  0.68%   2.28  2,146,312      4,898,383    5.14%     0.00%
             2004  0.68%   2.17  2,553,954      5,543,752   11.84%     0.00%
             2003  0.68%   1.94  2,592,850      5,032,245   34.18%     0.00%
             2002  0.68%   1.45  2,596,207      3,755,092  (20.48)%    0.00%
             2001  0.68%   1.82  2,890,466      5,257,428  (15.91)%    0.00%
  Delaware VIPT Value
             2005  0.68%   2.05  1,277,256      2,613,164    5.31%     1.61%
             2004  0.68%   1.94  1,167,654      2,268,479   14.15%     1.53%
             2003  0.68%   1.70  1,089,382      1,854,023   27.42%     1.95%
             2002  0.68%   1.34  1,144,267      1,528,300  (19.23)%    1.49%
             2001  0.68%   1.65  1,064,965      1,760,992   (4.54)%    0.18%
  Lincoln VIPT Aggressive Growth
             2005  0.68%   1.85  3,615,501      6,690,572    9.07%     0.00%
             2004  0.68%   1.70  4,003,137      6,792,097   12.89%     0.00%
             2003  0.68%   1.50  4,269,102      6,416,039   31.72%     0.00%
             2002  0.68%   1.14  4,260,185      4,860,715  (30.69)%    0.00%
             2001  0.68%   1.65  4,658,405      7,669,073  (33.74)%    0.00%
  Lincoln VIPT Bond
             2005  0.68%   2.03  1,725,176      3,505,329    1.94%     4.14%
             2004  0.68%   1.99  1,876,347      3,739,795    4.59%     3.91%
             2003  0.68%   1.91  2,198,081      4,188,841    6.56%     4.07%
             2002  0.68%   1.79  2,319,699      4,148,647    9.41%     5.22%
             2001  0.68%   1.63  1,985,694      3,245,854    8.41%     5.48%
  Lincoln VIPT Capital Appreciation
             2005  0.68%   2.41  4,600,181     11,093,204    3.50%     0.25%
             2004  0.68%   2.33  5,229,674     12,185,172    4.57%     0.00%
             2003  0.68%   2.23  6,014,831     13,402,316   31.56%     0.00%
             2002  0.68%   1.69  6,268,037     10,615,965  (27.46)%    0.00%
             2001  0.68%   2.33  6,787,108     15,846,047  (26.39)%    0.00%
  Lincoln VIPT Equity-Income
             2005  0.68%   3.19  4,403,663     14,048,725    3.79%     1.13%
             2004  0.68%   3.07  4,819,549     14,814,688    9.02%     1.09%
             2003  0.68%   2.82  5,137,089     14,483,898   31.45%     1.00%
             2002  0.68%   2.14  5,295,908     11,359,569  (16.24)%    1.04%
             2001  0.68%   2.56  5,552,612     14,219,225   (7.97)%    1.11%
  Lincoln VIPT Global Asset Allocation
             2005  0.68%   2.28  1,343,742      3,059,246    6.08%     1.23%
             2004  0.68%   2.15  1,448,613      3,109,002   12.77%     1.69%
             2003  0.68%   1.90  1,549,588      2,949,055   19.59%     3.12%
             2002  0.68%   1.59  1,631,640      2,596,636  (12.58)%    1.53%
             2001  0.68%   1.82  1,850,066      3,368,067   (8.40)%    0.39%
  Lincoln VIPT Growth and Income
             2005  0.68%   2.83  7,115,769     20,171,271    4.83%     1.31%
             2004  0.68%   2.70  7,558,535     20,439,802   11.23%     1.30%
             2003  0.68%   2.43  7,964,721     19,363,327   28.84%     1.19%
             2002  0.68%   1.89  8,252,284     15,572,064  (22.58)%    1.05%
             2001  0.68%   2.44  8,708,907     21,225,873  (11.83)%    0.95%

Lincoln Life Flexible Premium Variable Life Account K


                                                                    Investment
                  Fee     Unit  Units                     Total     Income
  Subaccount Year Rate(1) Value Outstanding   Net Assets  Return(2) Ratio(3)
  ----------------------------------------------------------------------------
  Lincoln VIPT International
             2005  0.68%  $2.48  3,905,470    $ 9,668,545   11.78%     2.12%
             2004  0.68%   2.21  3,988,183      8,832,705   20.12%     1.09%
             2003  0.68%   1.84  4,012,191      7,397,707   40.66%     2.06%
             2002  0.68%   1.31  4,251,652      5,573,253  (11.38)%    1.38%
             2001  0.68%   1.48  4,505,712      6,664,491  (10.58)%    2.11%
  Lincoln VIPT Managed
             2005  0.68%   2.47  1,789,935      4,425,537    3.82%     2.37%
             2004  0.68%   2.38  1,815,258      4,323,133    9.25%     2.19%
             2003  0.68%   2.18  1,768,676      3,855,401   22.07%     2.19%
             2002  0.68%   1.79  1,857,750      3,317,502  (11.66)%    3.25%
             2001  0.68%   2.02  1,774,667      3,587,266   (2.28)%    3.24%
  Lincoln VIPT Money Market
             2005  0.68%   1.43    607,159        867,509    2.09%     2.74%
             2004  0.68%   1.40    744,409      1,041,798    0.20%     0.85%
             2003  0.68%   1.40  1,011,244      1,412,475    0.00%     0.69%
             2002  0.68%   1.40  1,482,406      2,070,616    0.72%     1.36%
             2001  0.68%   1.39  1,073,073      1,488,132    3.31%     3.86%
  Lincoln VIPT Social Awareness
             2005  0.68%   3.58  4,203,890     15,065,666   11.27%     0.84%
             2004  0.68%   3.22  4,482,992     14,438,800   11.94%     0.93%
             2003  0.68%   2.88  4,776,413     13,743,235   30.97%     0.86%
             2002  0.68%   2.20  5,012,312     11,011,853  (22.65)%    0.92%
             2001  0.68%   2.84  5,425,540     15,409,581  (10.14)%    0.65%
  Lincoln VIPT Special Opportunities
             2005  0.68%   3.88  3,215,550     12,475,028   14.86%     1.17%
             2004  0.68%   3.38  3,243,287     10,954,570   21.93%     1.19%
             2003  0.68%   2.77  3,368,446      9,330,852   33.09%     1.32%
             2002  0.68%   2.08  3,531,256      7,349,838  (12.32)%    1.44%
             2001  0.68%   2.37  3,528,382      8,375,509    1.44%     0.73%

(1) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln Life Flexible Premium Variable Life Account K

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2005.

                                                Aggregate  Aggregate
                                                Cost of    Proceeds
           Subaccount                           Purchases  from Sales
           ----------------------------------------------------------
           Delaware VIPT Global Bond            $  229,848 $  151,631
           Delaware VIPT Trend                     158,850  1,034,869
           Delaware VIPT Value                     529,566    296,234
           Lincoln VIPT Aggressive Growth          227,552    924,157
           Lincoln VIPT Bond                       493,953    636,588
           Lincoln VIPT Capital Appreciation       235,400  1,721,669
           Lincoln VIPT Equity-Income              910,103  1,654,736
           Lincoln VIPT Global Asset Allocation    256,635    383,110
           Lincoln VIPT Growth and Income          634,831  1,690,982
           Lincoln VIPT International              759,496    816,090
           Lincoln VIPT Managed                    308,767    296,550
           Lincoln VIPT Money Market               259,162    433,482
           Lincoln VIPT Social Awareness           517,796  1,412,953
           Lincoln VIPT Special Opportunities    1,259,896    936,523

5. Investments
The following is a summary of investments owned at December 31, 2005.

                                              Net    Fair
                                      Shares  Asset  Value of
 Subaccount                           Owned   Value  Shares      Cost of Shares
 ------------------------------------------------------------------------------
 Delaware VIPT Global Bond             63,534 $10.33 $   656,308  $   737,283
 Delaware VIPT Trend                  150,565  32.53   4,897,884    4,246,449
 Delaware VIPT Value                  135,872  19.23   2,612,813    2,275,061
 Lincoln VIPT Aggressive Growth       618,095  10.82   6,690,257    8,120,064
 Lincoln VIPT Bond                    277,766  12.62   3,505,402    3,513,267
 Lincoln VIPT Capital Appreciation    603,753  18.38  11,094,568   11,814,015
 Lincoln VIPT Equity-Income           780,852  17.99  14,050,642   12,932,509
 Lincoln VIPT Global Asset Allocation 210,431  14.54   3,058,616    2,953,473
 Lincoln VIPT Growth and Income       637,395  31.67  20,188,227   22,355,000
 Lincoln VIPT International           538,216  17.97   9,669,591    7,403,282
 Lincoln VIPT Managed                 281,733  15.71   4,425,460    4,450,497
 Lincoln VIPT Money Market             86,754  10.00     867,541      867,541
 Lincoln VIPT Social Awareness        467,029  32.26  15,065,887   14,684,053
 Lincoln VIPT Special Opportunities   312,913  39.87  12,474,915    9,012,004

Lincoln Life Flexible Premium Variable Life Account K

6. Changes in Units Outstanding


The change in units outstanding for the year ended December 31, 2005 is as follows:

                                          Units   Units       Net Increase
     Subaccount                           Issued  Redeemed    (Decrease)
     ---------------------------------------------------------------------
     Delaware VIPT Global Bond             91,056   (124,604)    (33,548)
     Delaware VIPT Trend                  287,278   (694,920)   (407,642)
     Delaware VIPT Value                  372,279   (262,677)    109,602
     Lincoln VIPT Aggressive Growth       555,343   (942,979)   (387,636)
     Lincoln VIPT Bond                    310,463   (461,634)   (151,171)
     Lincoln VIPT Capital Appreciation    635,397 (1,264,890)   (629,493)
     Lincoln VIPT Equity-Income           519,684   (935,570)   (415,886)
     Lincoln VIPT Global Asset Allocation 188,479   (293,350)   (104,871)
     Lincoln VIPT Growth and Income       858,974 (1,301,740)   (442,766)
     Lincoln VIPT International           647,785   (730,498)    (82,713)
     Lincoln VIPT Managed                 214,098   (239,421)    (25,323)
     Lincoln VIPT Money Market            215,420   (352,670)   (137,250)
     Lincoln VIPT Social Awareness        539,381   (818,483)   (279,102)
     Lincoln VIPT Special Opportunities   547,615   (575,352)    (27,737)

The change in units outstanding for the year ended December 31, 2004 is as follows:

                                         Units     Units       Net Increase
    Subaccount                           Issued    Redeemed    (Decrease)
    -----------------------------------------------------------------------
    Delaware VIPT Global Bond               80,421   (174,452)    (94,031)
    Delaware VIPT Trend                    539,579   (578,475)    (38,896)
    Delaware VIPT Value                    295,165   (216,893)     78,272
    Lincoln VIPT Aggressive Growth         740,574 (1,006,539)   (265,965)
    Lincoln VIPT Bond                      326,233   (647,967)   (321,734)
    Lincoln VIPT Capital Appreciation      825,938 (1,611,095)   (785,157)
    Lincoln VIPT Equity-Income             764,675 (1,082,215)   (317,540)
    Lincoln VIPT Global Asset Allocation   208,476   (309,451)   (100,975)
    Lincoln VIPT Growth and Income       1,031,006 (1,437,192)   (406,186)
    Lincoln VIPT International             642,327   (666,335)    (24,008)
    Lincoln VIPT Managed                   323,014   (276,432)     46,582
    Lincoln VIPT Money Market              250,466   (517,301)   (266,835)
    Lincoln VIPT Social Awareness          660,149   (953,570)   (293,421)
    Lincoln VIPT Special Opportunities     606,891   (732,050)   (125,159)

The change in units outstanding for the year ended December 31, 2003 is as follows:

                                         Units     Units       Net Increase
    Subaccount                           Issued    Redeemed    (Decrease)
    -----------------------------------------------------------------------
    Delaware VIPT Global Bond              596,505   (547,977)     48,527
    Delaware VIPT Trend                    627,007   (630,364)     (3,357)
    Delaware VIPT Value                    273,372   (328,257)    (54,885)
    Lincoln VIPT Aggressive Growth       1,105,504 (1,096,587)      8,917
    Lincoln VIPT Bond                      807,048   (928,666)   (121,618)
    Lincoln VIPT Capital Appreciation    1,303,303 (1,556,509)   (253,206)
    Lincoln VIPT Equity-Income           1,007,549 (1,166,369)   (158,819)
    Lincoln VIPT Global Asset Allocation   254,321   (336,373)    (82,052)
    Lincoln VIPT Growth and Income       1,577,653 (1,865,217)   (287,563)
    Lincoln VIPT International             744,316   (983,776)   (239,460)
    Lincoln VIPT Managed                   354,601   (443,674)    (89,074)
    Lincoln VIPT Money Market              422,707   (893,870)   (471,162)
    Lincoln VIPT Social Awareness          953,639 (1,189,537)   (235,899)
    Lincoln VIPT Special Opportunities     607,469   (770,280)   (162,811)

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account K

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account K ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2005, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account K at December 31, 2005, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2006

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           2005          2004
                                                                       ------------  ------------
                                                                             (000s omitted)
                                                                       --------------------------
ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity (cost: 2005 -- $31,266,985; 2004 -- $31,514,767)    $ 32,244,707  $ 33,331,468
-----------------------------------------------------------------------
    Equity (cost: 2005 -- $94,908; 2004 -- $101,173)                        101,416       113,678
-----------------------------------------------------------------------
  Trading securities                                                      2,984,534     2,942,495
-----------------------------------------------------------------------
  Mortgage loans on real estate                                           3,661,585     3,855,110
-----------------------------------------------------------------------
  Real estate                                                               182,484       191,108
-----------------------------------------------------------------------
  Policy loans                                                            1,857,793     1,864,727
-----------------------------------------------------------------------
  Derivative investments                                                     41,426        52,663
-----------------------------------------------------------------------
  Other investments                                                         423,214       369,103
-------------------------------------------------------------------    ------------  ------------
     Total Investments                                                   41,497,159    42,720,352
-----------------------------------------------------------------------
Cash and invested cash                                                    1,961,621     1,237,704
-----------------------------------------------------------------------
Deferred acquisition costs                                                3,604,111     2,854,067
-----------------------------------------------------------------------
Premium and fees receivable                                                 285,114       243,289
-----------------------------------------------------------------------
Accrued investment income                                                   499,509       495,532
-----------------------------------------------------------------------
Amounts recoverable from reinsurers                                       6,955,245     7,055,970
-----------------------------------------------------------------------
Goodwill                                                                    919,172       919,172
-----------------------------------------------------------------------
Other intangible assets                                                     741,778       819,076
-----------------------------------------------------------------------
Other assets                                                              1,090,744       944,230
-----------------------------------------------------------------------
Assets held in separate accounts                                         56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Assets                                                      $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
  Insurance policy and claim reserves                                  $ 22,973,002  $ 22,461,322
-----------------------------------------------------------------------
  Contractholder funds                                                   22,612,264    23,126,638
-------------------------------------------------------------------    ------------  ------------
     Total Insurance and Investment Contract Liabilities                 45,585,266    45,587,960
-----------------------------------------------------------------------
Short-term debt                                                              33,861        32,072
-----------------------------------------------------------------------
Long-term debt                                                            1,250,000     1,297,182
-----------------------------------------------------------------------
Federal income taxes                                                        101,168       149,638
-----------------------------------------------------------------------
Reinsurance related derivative liability                                    278,243       351,974
-----------------------------------------------------------------------
Funds withheld reinsurance liabilities                                    1,710,704     1,580,217
-----------------------------------------------------------------------
Other liabilities                                                         2,434,074     2,186,576
-----------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                      835,016       911,437
-----------------------------------------------------------------------
Liabilities related to separate accounts                                 56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities                                                  108,655,552   100,115,414
-------------------------------------------------------------------    ------------  ------------
Shareholders' Equity:
Common stock -- $2.50 par value,
 authorized, issued and outstanding shares -- 10 million
 (owned by Lincoln National Corporation)                                     25,000        25,000
-------------------------------------------------------------------
Retained earnings                                                         4,847,735     4,385,155
-----------------------------------------------------------------------
Accumulated Other Comprehensive Income:
  Net unrealized gain on securities available-for-sale                      451,716       781,157
-----------------------------------------------------------------------
  Net unrealized gain on derivative instruments                               7,539        13,985
-----------------------------------------------------------------------
  Minimum pension liability adjustment                                       (5,869)      (12,961)
-------------------------------------------------------------------    ------------  ------------
     Total Accumulated Other Comprehensive Income                           453,386       782,181
-------------------------------------------------------------------    ------------  ------------
     Total Shareholders' Equity                                           5,326,121     5,192,336
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities and Shareholders' Equity                        $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                          2005        2004        2003
                                                                       ----------  ----------  ----------
                                                                                 (000s omitted)
                                                                       ----------------------------------
Revenue:
Insurance premiums                                                     $   67,101  $  158,382  $  205,544
-----------------------------------------------------------------------
Insurance fees                                                          1,615,921   1,443,330   1,287,251
-----------------------------------------------------------------------
Net investment income                                                   2,592,298   2,593,207   2,540,077
-----------------------------------------------------------------------
Realized gain (loss) on investments                                       (16,282)    (45,139)    330,768
-----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                     76,420      87,387      74,234
-----------------------------------------------------------------------
Other revenue and fees                                                    323,520     289,314     242,617
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Revenue                                                          4,658,978   4,526,481   4,680,491
---------------------------------------------------------------------- ----------  ----------  ----------

Benefits and Expenses:
Benefits                                                                2,155,508   2,177,111   2,280,403
-----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                 1,557,530   1,494,623   1,397,692
-----------------------------------------------------------------------
Interest and debt expense                                                  79,357      78,817      79,305
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Benefits and Expenses                                            3,792,395   3,750,551   3,757,400
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Federal Income Taxes and Cumulative Effect of Accounting
  Changes                                                                 866,583     775,930     923,091
-----------------------------------------------------------------------
Federal income taxes                                                      222,977     193,213     244,919
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Cumulative Effect of Accounting Changes                     643,606     582,717     678,172
-----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)          --     (25,647)   (236,624)
---------------------------------------------------------------------- ----------  ----------  ----------
 Net Income                                                            $  643,606  $  557,070  $  441,548
---------------------------------------------------------------------- ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholders' Equity

                                                                            2005        2004        2003
                                                                         ----------  ----------  ----------
                                                                                   (000s omitted)
                                                                         ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                     $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                              4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------
Comprehensive income                                                        314,811     566,288     531,059
-------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                                               (375)
-------------------------------------------------------------------------
 Net unrealized gain (loss) on securities available-for-sale, net of
   reclassification adjustment                                             (329,441)     23,187      54,870
-------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                        (6,446)    (10,287)     (7,557)
-------------------------------------------------------------------------
 Minimum pension liability adjustment                                         7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
Net Income                                                                  643,606     557,070     441,548
-------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation     18,974     122,056       4,270
-------------------------------------------------------------------------
Dividends declared                                                         (200,000)   (150,000)   (200,000)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                 4,847,735   4,385,155   3,856,029
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                781,157     757,970     703,100
-------------------------------------------------------------------------
Change during the year                                                     (329,441)     23,187      54,870
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                   451,716     781,157     757,970
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                 13,985      24,272      31,829
-------------------------------------------------------------------------
Change during the year                                                       (6,446)    (10,287)     (7,557)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                     7,539      13,985      24,272
------------------------------------------------------------------------ ----------  ----------  ----------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                (12,961)     (9,279)    (51,852)
-------------------------------------------------------------------------
Change during the year                                                        7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                    (5,869)    (12,961)     (9,279)
------------------------------------------------------------------------ ----------  ----------  ----------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                     --          --         375
-------------------------------------------------------------------------
Change during the year                                                           --          --        (375)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                        --          --          --
------------------------------------------------------------------------ ----------  ----------  ----------
Total Shareholders' Equity at End-of-Year                                $5,326,121  $5,192,336  $4,653,992
------------------------------------------------------------------------ ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                          2005         2004         2003
                                                                      -----------  -----------  ------------
                                                                                  (000s omitted)
                                                                      --------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   643,606  $   557,070  $    441,548
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                              (485,397)    (426,843)     (374,713)
----------------------------------------------------------------------
 Premiums and fees receivable                                              53,974      111,818      (174,546)
----------------------------------------------------------------------
 Accrued investment income                                                 (3,977)      (5,024)       14,436
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (384,636)    (741,920)      335,873
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (72,446)     (98,798)     (446,890)
----------------------------------------------------------------------
 Cumulative effect of accounting change                                        --       39,457       363,933
----------------------------------------------------------------------
 Contractholder funds                                                     813,111      905,587     1,095,460
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      100,725      374,969      (895,523)
----------------------------------------------------------------------
 Federal income taxes                                                     144,045      120,968       202,067
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,107       18,534         9,589
----------------------------------------------------------------------
 Depreciation                                                              64,273       48,260        49,039
----------------------------------------------------------------------
 Amortization of other intangible assets                                   77,299      102,208        90,917
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   16,282       59,277        12,084
----------------------------------------------------------------------
 Gain on sale of subsidiaries/business                                         --      (14,137)           --
----------------------------------------------------------------------
 Amortization of deferred gain                                            (76,420)     (87,387)      (74,234)
----------------------------------------------------------------------
 Other                                                                   (246,448)    (275,023)      308,265
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Adjustments                                                         18,492      131,946       515,757
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by Operating Activities                              662,098      689,016       957,305
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (5,724,964)  (9,001,101)  (13,338,976)
----------------------------------------------------------------------
 Sales                                                                  3,766,918    4,740,060     8,181,666
----------------------------------------------------------------------
 Maturities                                                             2,392,403    2,468,287     3,010,136
----------------------------------------------------------------------
Purchase of other investments                                          (1,007,699)  (1,938,069)   (1,520,429)
----------------------------------------------------------------------
Sale or maturity of other investments                                   1,150,891    2,186,586     1,763,285
----------------------------------------------------------------------
Proceeds from disposition of business                                          --       10,242            --
----------------------------------------------------------------------
Other                                                                       8,647      145,524      (114,153)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Investing Activities                    586,196   (1,388,471)   (2,018,471)
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Financing Activities:
Issuance of long-term debt                                                     --       47,182            --
----------------------------------------------------------------------
Payment of long-term debt                                                 (47,182)          --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                             1,789       (9,805)      (61,819)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,783,388    4,928,315     4,935,740
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,755,091)  (3,353,031)   (2,746,914)
----------------------------------------------------------------------
Investment contract transfers                                          (1,482,777)  (1,336,438)     (816,826)
----------------------------------------------------------------------
Increase in cash collateral on loaned securities                           45,009      181,013       112,236
----------------------------------------------------------------------
Increase in funds withheld liability                                      130,487       87,151        34,998
----------------------------------------------------------------------
Capital contribution from shareholder                                          --      100,000            --
----------------------------------------------------------------------
Dividends paid to shareholders                                           (200,000)    (150,000)     (200,000)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Financing Activities                   (524,377)     494,387     1,257,415
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Increase (Decrease) in Cash and Invested Cash                      723,917     (205,068)      196,249
--------------------------------------------------------------------- -----------  -----------  ------------
Cash and Invested Cash at Beginning-of-Year                             1,237,704    1,442,772     1,246,523
--------------------------------------------------------------------- -----------  -----------  ------------
   Cash and Invested Cash at End-of-Year                              $ 1,961,621  $ 1,237,704  $  1,442,772
--------------------------------------------------------------------- ===========  ===========  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see
Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States. The balance sheet information presented in these financial statements and notes thereto is as of December 31 for each respective year. The statement of income information is for the year ended December 31 for each respective year.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of our accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)


Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2003 through 2005 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB") and guaranteed income benefits ("GIB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

environments in which the company operates, (2) profitability analyses,
(3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2005 and 2004 participating policies comprised 3% and 4% of the face amount of insurance in-force, and dividend expenses were $77.7 million, $77.4 million, and $81.6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Reinsurance.
We enter into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of our reinsurance operations by Swiss Re in 2001, we assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised our reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
We account for our post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in shareholders' equity. For additional information on stock based incentive compensation see Note 7.

Income Taxes.
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


SFAS No. 123(r) -- Accounting for Share-Based Payment.

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(r)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation." SFAS 123(r) requires recognition in the income statement of all share-based payments to employees based on their fair values. We had previously adopted the retroactive restatement method under SFAS 148, "Accounting for Stock-based Compensation - Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

We currently use the Black-Scholes formula to estimate the value of stock options granted to employees. We are evaluating the use of other acceptable option valuation models upon the required adoption of SFAS 123(r). SFAS 123(r) also requires the reporting of the benefits of tax deductions in excess of recognized compensation as financing cash flow rather than as an operating cash flow. In April 2005, the Securities and Exchange Commission ("SEC") deferred required implementation to January 1, 2006. We do not expect the adoption of SFAS 123(r) to have a material effect on our results of operations, operating cash flows or financial position.

Statement of Position 05-1.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We expect to adopt SOP 05-1 effective January 1, 2007. We are currently evaluating the potential effects of SOP 05-1 on our consolidated financial condition and results of operations.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made.

In September 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider further guidance. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we adopted the definition of OTTI to evaluate all securities within the scope of EITF 03-1 and provided the required disclosures.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. We will adopt FSP 115-1 on January 1, 2006. Our existing policies for recognizing OTTIs are consistent with the guidance in FSP 115-1, therefore we do not expect the adoption will have an effect on our consolidated financial condition or results of operations.

SFAS No. 155 -- Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
(b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assts," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and,
(d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

adopt SFAS 155 for all financial instruments acquired, issued, or subject to a remeasurement event occurring after January 1, 2007. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. We are currently evaluating the potential effects of SFAS 155 on our consolidated financial condition and results of operations.

Statement of Position 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

Guaranteed Minimum Death Benefit Reserves. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Lincoln Retirement segment had been recording a reserve for GMDBs. At
December 31, 2003, our GMDB reserve was $46.4 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $14.8 million and $18.2 million at December 31, 2005 and 2004, respectively, of which $14.4 million and $18.0 million were ceded to an affiliated reinsurance company. See Note 13 for additional information.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, PVIF, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million pre-tax ($22.9 million after-tax) in 2004.

Sales Inducements. Our Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

We previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of SOP 03-1, we reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the Consolidated Balance Sheets. Amortization of the DSI asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

We previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by SOP 03-1, during the first quarter of 2004, we began deferring excess DCA interest as DSI and amortizing this DSI as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under SOP 03-1 as under our previous accounting method. However, due to the prospective treatment of new DSI, our net income was $7.9 million higher under SOP 03-1 in 2004 relative to the approach used in 2003. This pattern is expected to continue for near term financial reporting periods.

Universal Life Contracts. Our Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4.2 million pre-tax ($2.7 million after-tax) for the extension of benefit feature in MoneyGuard(R).

FSP FAS 97-1 -- Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.

In June 2004, the FASB issued FSP FAS 97-1 ("FSP 97-1"), which was effective for the third quarter of 2004. FSP 97-1 clarified that SOP 03-1 did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of SFAS 97 to only those situations where profits are followed by expected losses. We implemented the requirements of FSP 97-1, and they did not have any effect on our results of operations.

FSP FAS 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.

In May 2004, the FASB issued FSP FAS 106-2 ("FSP 106-2"), to provide accounting guidance related to the Medicare

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act"), which became law in December 2003. The Medicare Act introduces a prescription drug benefit under Medicare, and a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. FSP 106-2 requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. Implementation of FSP 106-2 did not have a material effect on our results of operations. For additional information, see Note 7. During 2005, we became eligible to receive the federal subsidy available under the Medicare Act, as the retiree prescription drug benefits included in our retiree medical benefit plan are at least actuarially equivalent to Medicare Part D.

Accounting for Modified Coinsurance.

During the fourth quarter of 2003, we implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements. The effective date for our implementation of DIG B36 was the October 1, 2003 start date of the fourth quarter.

In 2003 we recorded a charge to net income as a cumulative effect of accounting change of $236.6 million after-tax ($363.9 million pre-tax), representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. In conjunction with the cumulative effect of accounting change, we also recorded an increase in other comprehensive income of $222.8 million after-tax ($342.8 million pre-tax), relating to a release of the liability for unrealized investment gains on the underlying available-for-sale securities, which, prior to the implementation of DIG B36, had been accounted for as gains benefiting the reinsurance companies assuming the risks under the Modco and CFW reinsurance agreements. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, we reclassified related available-for-sale securities to trading securities, resulting in a mark-to-market adjustment of $342.9 million pre-tax ($222.9 million after-tax). The net effect of these adjustments, at the time of implementing DIG B36, was a reduction of $21.1 million in net income and $13.8 million in shareholders' equity.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
2005:
  Corporate bonds...........................   $24,189.6    $1,106.1 $(241.2) $25,054.5
  U.S. government bonds.....................       142.6        12.2      --      154.8
  Foreign government bonds..................       839.0        62.3    (2.9)     898.4
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       453.2         4.5    (5.5)     452.2
    Collateralized mortgage obligations.....     2,982.1        25.0   (34.0)   2,973.1
    Commercial mortgage backed securities...     2,350.5        51.8   (20.8)   2,381.5
    Other asset-backed securities...........        98.8         3.4    (0.2)     102.0
  State and municipal bonds.................       123.1         3.5    (0.8)     125.8
  Redeemable preferred stocks...............        88.1        14.3      --      102.4
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,267.0     1,283.1  (305.4)  32,244.7
Equity securities...........................        94.9         6.5      --      101.4
                                               ---------    -------- -------  ---------
     Total..................................   $31,361.9    $1,289.6 $(305.4) $32,346.1
                                               =========    ======== =======  =========
2004:
  Corporate bonds...........................   $24,415.4    $1,660.9 $(108.3) $25,968.0
  U.S. government bonds.....................       151.6        11.1      --      162.7
  Foreign government bonds..................       884.6        61.9    (0.4)     946.1
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8         9.9    (1.0)     704.7
    Collateralized mortgage obligations.....     2,650.8        62.6    (8.2)   2,705.2
    Commercial mortgage backed securities...     2,347.4       111.8    (9.7)   2,449.5
    Other asset-backed securities...........       150.3         7.7    (0.5)     157.5
  State and municipal bonds.................       157.7         4.5    (0.6)     161.6
  Redeemable preferred stocks...............        61.2        15.0      --       76.2
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,514.8     1,945.4  (128.7)  33,331.5
Equity securities...........................       101.2        12.5      --      113.7
                                               ---------    -------- -------  ---------
     Total..................................   $31,616.0    $1,957.9 $(128.7) $33,445.2
                                               =========    ======== =======  =========

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
           Due in one year or less..........   $   975.0    $   985.3
           Due after one year through five
            years...........................     5,956.0      6,096.2
           Due after five years through ten
            years...........................     9,293.6      9,546.6
           Due after ten years..............     9,157.8      9,707.8
                                               ---------    ---------
             Subtotal.......................    25,382.4     26,335.9
           Asset and mortgage-backed
            securities......................     5,884.6      5,908.8
                                               ---------    ---------
             Total..........................   $31,267.0    $32,244.7
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                  Amortized Cost Fair Value
                                  -------------- ----------
                                        (in millions)
                         -        -------------------------
                       Below 5%..    $  162.5     $  159.5
                       5%-6%.....     2,508.3      2,481.7
                       6%-7%.....     1,898.8      1,903.5
                       Above 7%..     1,315.0      1,364.1
                                     --------     --------
                         Total...    $5,884.6     $5,908.8
                                     ========     ========

The Lincoln National Life Insurance Company

3. Investments (continued)


The quality ratings of fixed maturity securities available-for-sale are as follows:

               NAIC         Rating Agency      Estimated
            Designation Equivalent Designation Fair Value % of Total
            ----------- ---------------------- ---------- ----------
                                                   (in millions)
                                               --------------------
                 1        AAA / AA / A........ $19,264.5     59.7%
                 2        BBB.................  10,483.1     32.5%
                 3        BB..................   1,500.0      4.7%
                 4        B...................     758.2      2.4%
                 5        CCC and lower.......     161.6      0.5%
                 6        In or near default..      77.3      0.2%
                                               ---------    -----
                                               $32,244.7    100.0%
                                               =========    =====

The major categories of net investment income are as follows:

                                          2005     2004     2003
                          -             -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities
               available-for-sale...... $1,958.8 $1,932.3 $2,030.1
              Equity securities
               available-for-sale......      7.2      8.4      9.2
              Trading securities.......    176.1    173.3     41.2
              Mortgage loans on real
               estate..................    287.5    349.5    337.9
              Real estate..............     47.7     24.7     42.0
              Policy loans.............    117.9    119.2    122.5
              Invested cash............     46.1     20.6      5.3
              Other investments........     61.4     54.3     47.6
                                        -------- -------- --------
                Investment revenue.....  2,702.7  2,682.3  2,635.8
              Investment expense.......    110.4     89.1     95.7
                                        -------- -------- --------
                Net investment income.. $2,592.3 $2,593.2 $2,540.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                     2005     2004
                              -                    -------- --------
                                                     (in millions)
                                                   -----------------
            Corporate bonds....................... $2,282.1 $2,259.0
            U.S. government bonds.................    322.4    307.8
            Foreign government bonds..............     52.0     50.5
            Asset and mortgage-backed
             securities:
              Mortgage pass-through securities....     28.7     37.6
              Collateralized mortgage obligations.    113.2    103.1
              Commercial mortgage backed
               securities.........................    148.4    151.4
              Other asset-backed securities.......      8.6      9.3
            State and municipal bonds.............     18.8     18.8
            Redeemable preferred stocks...........      8.1      2.7
                                                   -------- --------
                Total fixed maturity securities...  2,982.3  2,940.2
            Equity securities.....................      2.2      2.3
                                                   -------- --------
                Total............................. $2,984.5 $2,942.5
                                                   ======== ========

The portion of the market adjustment for trading securities still held at December 31, 2005 and 2004 was a gain (loss) of $(70.4) million and $23.0 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                               2005    2004    2003
                           -                  ------  ------  ------
                                                   (in millions)
                                              ----------------------
          Realized loss on investments and
           derivative instruments............ $(21.0) $(58.2) $(16.1)
          Gain on transfer of securities from
           available-for-sale to trading.....     --      --   342.9
          Gain (loss) on reinsurance
           embedded derivative/trading
           securities........................    4.7    (1.0)    4.0
          Gain on sale of subsidiaries/
           business..........................     --    14.1      --
                                              ------  ------  ------
          Total realized gain (loss) on
           investments....................... $(16.3) $(45.1) $330.8
                                              ======  ======  ======

The detail of the realized loss on investments and derivative instruments is as follows:

                                             2005     2004     2003
                          -                 ------  -------  -------
                                                  (in millions)
                                            ------------------------
           Fixed maturity securities
            available-for-sale
             Gross gain.................... $112.8  $ 107.6  $ 333.7
             Gross loss....................  (89.9)  (115.3)  (353.7)
           Equity securities
            available-for-sale
             Gross gain....................    7.8     18.7     25.4
             Gross loss....................     --     (0.7)    (4.4)
           Other investments...............   10.2      4.5     28.1
           Associated amortization of
            deferred acquisition costs and
            provision for policyholder
            commitments....................  (51.9)   (51.2)   (32.8)
           Investment expenses.............   (9.4)   (10.3)    (9.9)
                                            ------  -------  -------
           Total Investments...............  (20.4)   (46.7)   (13.6)
           Derivative instruments net of
            associated amortization of
            deferred acquisition costs.....   (0.6)   (11.5)    (2.5)
                                            ------  -------  -------
           Total investments and derivative
            instruments.................... $(21.0) $ (58.2) $ (16.1)
                                            ======  =======  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                             2005   2004   2003
                            -               -----  -----  ------
                                                (in millions)
                                            --------------------
              Fixed maturity securities
               available-for-sale.......... $19.2  $67.2  $248.8
              Equity securities
               available-for-sale..........    --     --     3.4
              Mortgage loans on real estate  (6.0)  (2.0)    5.6
              Real estate..................    --     --     4.1
              Guarantees...................    --   (0.1)   (0.3)
                                            -----  -----  ------
                Total...................... $13.2  $65.1  $261.6
                                            =====  =====  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                        2005    2004   2003
                            -         -------  -----  ------
                                          (in millions)
                                      ----------------------
                    Fixed maturity
                     securities...... $(839.0) $61.3  $190.8
                    Equity securities    (6.0)  (6.1)    7.6
                                      -------  -----  ------
                      Total.......... $(845.0) $55.2  $198.4
                                      =======  =====  ======

For total traded and private securities held by us at December 31, 2005 and 2004 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost       Cost        Loss        Loss
                                                 ---------- ------ --------- ----------- ---------- ------------
                                                                          (in millions)
                                                 --------------------------------------------------------------
2005
(less or =) 90 days............................. $ 3,006.1   27.6% $ 3,039.3     27.1%    $ (33.2)      10.9%
(greater than) 90 days but (less or =) 180 days.   5,152.3   47.4%   5,257.4     47.1%     (105.1)      34.4%
(greater than) 180 days but (less or =) 270 days     373.5    3.4%     383.9      3.4%      (10.4)       3.4%
(greater than) 270 days but (less or =) 1 year..     788.4    7.2%     822.0      7.3%      (33.6)      11.0%
(greater than) 1 year...........................   1,570.3   14.4%   1,693.4     15.1%     (123.1)      40.3%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $10,890.6  100.0% $11,196.0    100.0%    $(305.4)     100.0%
                                                 =========  =====  =========    =====     =======      =====
2004
(less or =) 90 days............................. $ 2,263.8   45.1% $ 2,280.0     44.3%    $ (16.2)      12.6%
(greater than) 90 days but (less or =) 180 days.     338.1    6.7%     344.8      6.7%       (6.7)       5.2%
(greater than) 180 days but (less or =) 270 days   1,099.6   21.9%   1,127.9     21.9%      (28.3)      22.0%
(greater than) 270 days but (less or =) 1 year..     187.1    3.7%     191.8      3.7%       (4.7)       3.7%
(greater than) 1 year...........................   1,133.9   22.6%   1,206.7     23.4%      (72.8)      56.5%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $ 5,022.5  100.0% $ 5,151.2    100.0%    $(128.7)     100.0%
                                                 =========  =====  =========    =====     =======      =====

The Lincoln National Life Insurance Company

3. Investments (continued)


For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2005 and 2004, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                  Less Than
                                             or Equal to Twelve Months Greater Than Twelve Months        Total
                                             ------------------------  -------------------------  -------------------
                                                           Gross                      Gross                   Gross
                                             Carrying    Unrealized    Carrying     Unrealized    Carrying  Unrealized
                                              Value        Losses       Value         Losses       Value      Losses
                                             --------    ----------    --------     ----------    --------- ----------
                                                                    (in millions)
                                             ------------------------------------------------------------------------
2005:
  Corporate bonds........................... $6,300.1     $(131.9)     $1,235.2      $(109.3)     $ 7,535.3  $(241.2)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................    168.7        (2.9)         38.6           --          207.3     (2.9)
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........    319.8        (3.8)         38.8         (1.7)         358.6     (5.5)
    Collateralized mortgage obligations.....  1,589.0       (27.2)        145.0         (6.8)       1,734.0    (34.0)
    Commercial mortgage backed securities...    887.7       (15.9)         99.8         (4.9)         987.5    (20.8)
    Other asset-backed securities...........     23.1        (0.2)           --           --           23.1     (0.2)
  State and municipal bonds.................     30.8        (0.4)         12.9         (0.4)          43.7     (0.8)
  Redeemable preferred stocks...............      0.9          --            --           --            0.9       --
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  9,320.1      (182.3)      1,570.3       (123.1)      10,890.4   (305.4)
Equity securities...........................      0.2          --            --           --            0.2       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $9,320.3     $(182.3)     $1,570.3      $(123.1)     $10,890.6  $(305.4)
                                              ========    =======        ========    =======      =========  =======
2004:
  Corporate bonds........................... $2,776.8     $ (45.8)     $  970.4      $ (62.5)     $ 3,747.2  $(108.3)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................     31.9        (0.4)          0.6           --           32.5     (0.4)
  Asset and mortgage-backed securities:                                                                  --       --
    Mortgage pass-through securities........    356.0        (0.9)          8.3         (0.1)         364.3     (1.0)
    Collateralized mortgage obligations.....    473.9        (5.9)         44.5         (2.3)         518.4     (8.2)
    Commercial mortgage backed securities...    215.3        (2.3)         96.6         (7.4)         311.9     (9.7)
    Other asset-backed securities...........     10.5        (0.5)           --           --           10.5     (0.5)
  State and municipal bonds.................     24.2        (0.2)         13.3         (0.3)          37.5     (0.5)
  Redeemable preferred stocks...............       --          --           0.2         (0.1)           0.2     (0.1)
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  3,888.6       (56.0)      1,133.9        (72.7)       5,022.5   (128.7)
Equity securities...........................       --          --            --           --             --       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $3,888.6     $ (56.0)     $1,133.9      $ (72.7)     $ 5,022.5  $(128.7)
                                              ========    =======        ========    =======      =========  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9 -- Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                              2005   2004
                                             ------ ------
                                             (in millions)
                                             -------------
                      Real estate........... $ 25.6 $ 23.5
                      Property and equipment  204.7  182.6

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      2005   2004
                                                     -----  ------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $65.7  $ 84.0
            Allowance for losses....................  (9.2)  (15.5)
                                                     -----  ------
              Net impaired loans.................... $56.5  $ 68.5
                                                     =====  ======

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                             2005   2004   2003
                                            -----  -----  ------
                                                (in millions)
                                            --------------------
              Balance at beginning-of-year. $15.5  $17.5  $ 11.9
              Provisions for losses........   1.7    4.7    16.4
              Releases due to principal
               paydowns....................  (8.0)  (6.7)  (10.8)
                                            -----  -----  ------
                  Balance at end-of-year... $ 9.2  $15.5  $ 17.5
                                            =====  =====  ======

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              2005   2004  2003
                                              ----- ------ -----
                                                (in millions)
                                              ------------------
               Average recorded investment in
                impaired loans............... $61.9 $100.7 $72.6
               Interest income recognized on
                impaired loans...............   4.8    9.1   8.1

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2005 and 2004, we had no mortgage loans on non-accrual status. As of December 31, 2005 and 2004, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2005 and 2004, we had restructured mortgage loans of $45.2 million and $69.5 million, respectively. We recorded $2.4 million and $3.6 million of interest income on these restructured mortgage loans in 2005 and 2004, respectively. Interest income in the amount of $3.8 million and $6.4 million would have been recorded on these mortgage loans according to their original terms in 2005 and 2004, respectively. As of December 31, 2005 and 2004, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2005, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $802.6 million. This includes $276.2 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $66.7 million and $147.4 million at December 31, 2005 and 2004, respectively.

The Lincoln National Life Insurance Company

3. Investments (continued)


During 2003, we completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. We received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since we are not obligated to repurchase any loans from the trust that may later become delinquent.

The transaction was hedged with interest rate swaps to lock in the value of the loans. We recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. We did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           2005   2004   2003
                                          ------ ------ ------
                                             (in millions)
                                          --------------------
                 Current................. $110.7 $ 97.7 $ 31.5
                 Deferred................  112.3   95.5  213.4
                                          ------ ------ ------
                     Total tax expense... $223.0 $193.2 $244.9
                                          ====== ====== ======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                              2005    2004    2003
                                             ------  ------  ------
                                                  (in millions)
                                             ----------------------
           Tax rate times pre-tax income.... $303.3  $271.6  $323.1
           Effect of:
             Tax-preferred investment
              income........................  (62.9)  (68.7)  (49.7)
             Tax credits....................  (14.2)  (13.9)  (19.1)
             Other..........................   (3.2)    4.2    (9.4)
                                             ------  ------  ------
               Provision for income taxes... $223.0  $193.2  $244.9
                                             ======  ======  ======
               Effective tax rate...........     26%     25%     27%

The Federal income tax liability is as follows:

                                                       2005   2004
                                                      ------ ------
                                                      (in millions)
                                                      -------------
            Current.................................. $ 77.2 $ 47.4
            Deferred.................................   24.0  102.2
                                                      ------ ------
                Total Federal income tax liability... $101.2 $149.6
                                                      ====== ======

Significant components of our deferred tax assets and liabilities are as follows:

                                                    2005     2004
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
            Insurance and investment contract
             liabilities......................... $1,206.0 $1,158.9
            Reinsurance deferred gain............    291.3    317.9
            Modco embedded derivative............     97.4    123.7
            Postretirement benefits other than
             pension.............................     15.0     17.0
            Compensation related.................    100.2     93.1
            Ceding commission asset..............     10.9     12.9
            Other................................     53.2     50.8
                                                  -------- --------
                Total deferred tax assets........  1,774.0  1,774.3
                                                  -------- --------
            Deferred tax liabilities:
            Deferred acquisition costs...........    997.8    721.3
            Net unrealized gain on securities
             available-for-sale..................    350.6    653.5
            Trading security gains...............     91.1    115.8
            Present value of business in-force...    259.6    286.7
            Other................................     98.9     99.2
                                                  -------- --------
                Total deferred tax liabilities...  1,798.0  1,876.5
                                                  -------- --------
                Net deferred tax liability....... $   24.0 $  102.2
                                                  ======== ========

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2005 and 2004 was $74.9 million and $56.4 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2005 and 2004, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2005 and 2004.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed

The Lincoln National Life Insurance Company

4. Federal Income Taxes (continued)

on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition.

--------------------------------------------------------------------------------
5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           2005     2004     2003
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
             Insurance assumed.......... $   1.0  $   0.3  $   1.0
             Insurance ceded............  (459.0)  (360.7)  (262.2)
                                         -------  -------  -------
               Net reinsurance premiums
                and fees................ $(458.0) $(360.4) $(261.2)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2005 and $0.6 billion for 2004 and 2003.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                     2005      2004
                                                   --------  --------
                                                      (in millions)
                                                   ------------------
          Balance at beginning-of-year............ $2,854.1  $2,526.5
          Deferral................................    898.5     839.0
          Amortization............................   (413.1)   (411.7)
          Adjustment related to realized gains on
           securities available-for-sale..........    (48.5)    (45.7)
          Adjustment related to unrealized (gains)
           losses on securities
           available-for-sale.....................    313.1     (14.7)
          Cumulative effect of accounting
           change.................................       --     (39.3)
                                                   --------  --------
          Balance at end-of-year.................. $3,604.1  $2,854.1
                                                   ========  ========

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2005, 2004 and 2003 are net of amounts amortized against DAC of $48.5 million, $45.7 million and $50.2 million, respectively. In addition, realized gains and losses for the year ended December 31, 2005, 2004 and 2003 are net of adjustments made to policyholder reserves of $(2.3) million, $(1.5) million and $18.0 million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in other assets on the Consolidated Balance Sheet, is as follows:

                                                2005    2004   2003
                                               ------  -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 85.5  $45.2  $31.1
              Capitalized.....................   59.5   50.2   19.2
              Amortization....................  (15.6)  (9.5)  (5.1)
              Cumulative effect of accounting
               change.........................     --   (0.4)    --
                                               ------  -----  -----
              Balance at end-of-year.......... $129.4  $85.5  $45.2
                                               ======  =====  =====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  782.7  $  695.2  $  572.3
            Other volume related
             expenses.................    500.6     435.0     328.4
            Operating and
             administrative expenses..    570.3     585.7     624.4
            Deferred acquisition costs
             net of amortization......   (485.4)   (427.3)   (360.6)
            Other intangibles
             amortization.............     77.3     102.2      90.9
            Taxes, licenses and fees..     82.3      85.4      96.8
            Restructuring charges.....     29.7      18.4      45.5
                                       --------  --------  --------
              Total................... $1,557.5  $1,494.6  $1,397.7
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                                2005   2004
                                               ------ ------
                                               (in millions)
                                               -------------
                    Life Insurance Segment.... $855.1 $855.1
                    Lincoln Retirement Segment   64.1   64.1
                                               ------ ------
                      Total................... $919.2 $919.2
                                               ====== ======

The Lincoln National Life Insurance Company

5. Supplemental Financial Data (continued)


For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                           As of             As of
                                      December 31, 2005 December 31, 2004
                                      ----------------  ----------------
                                                Accumu-           Accumu-
                                       Gross     lated   Gross     lated
                                      Carrying  Amorti- Carrying  Amorti-
                                       Amount   zation   Amount   zation
                      -               --------  ------- --------  -------
                                                (in millions)
                      -               ---------------------------------
         Amortized Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement
              Segment................ $  225.0  $149.0  $  225.0  $132.4
             Life Insurance
              Segment................  1,254.2   588.4   1,254.2   527.7
                                      --------  ------  --------  ------
         Total....................... $1,479.2  $737.4  $1,479.2  $660.1
                                      ========  ======  ========  ======

Future estimated amortization of other intangible assets is as follows (in millions):

                    2006-$71.7 2007-$66.5       2008-$ 67.6
                    2009-$64.2 2010-$63.1 Thereafter-$408.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                     2005     2004
                                                   -------  -------
                                                     (in millions)
                                                   ----------------
           Balance at beginning of year........... $ 819.1  $ 921.8
           Interest accrued on unamortized balance
            (Interest rates range from 5% to
            7%)...................................    43.6     49.9
           Amortization...........................  (120.9)  (152.6)
                                                   -------  -------
               Balance at end-of-year............. $ 741.8  $ 819.1
                                                   =======  =======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                             2005      2004
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $21,754.9 $22,267.3
                 Undistributed earnings on
                  participating business..     111.2     145.3
                 Other....................     746.2     714.0
                                           --------- ---------
                   Total.................. $22,612.3 $23,126.6
                                           ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                   2005     2004
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
             Short-term debt.................... $   33.9 $   32.1
                                                 ======== ========
             Long-term debt:
             Surplus notes due Lincoln National
              Corporation:
                 6.56% surplus note, due 2028... $  500.0 $  500.0
                 6.03% surplus note, due 2028...    750.0    750.0
                                                 -------- --------
             Total Surplus Notes................  1,250.0  1,250.0
             Mortgage loans on investment real
              estate............................       --     47.2
                                                 -------- --------
               Total long-term debt............. $1,250.0 $1,297.2
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in December 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2005 was $59.4 million, $78.8 million and $79.3 million for 2005, 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2005 and 2004. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                        2005         2004
                                                        -----        -----
                                                       In Event of Death
                                                       ----------------
                                                       (dollars in billions)
                                                       ----------------
           Return of net deposit
             Account value............................ $31.9        $28.4
             Net amount at risk.......................   0.1          0.2
             Average attained age of
              contractholders.........................    53           52
           Return of net deposits plus a minimum
            return
             Account value............................ $ 0.3        $ 0.3
             Net amount at risk.......................    --           --
             Average attained age of
              contractholders.........................    66           65
             Guaranteed minimum return................     5%           5%
           Highest specified anniversary account value
            minus withdrawals post anniversary
             Account value............................ $18.8        $15.6
             Net amount at risk.......................   0.3          0.6
             Average attained age of
              contractholders.........................    63           62

Approximately $8.2 billion and $4.2 billion of separate account values at December 31, 2005 and 2004 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2005, we had approximately $1.6 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        2005   2004
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $32.2  $27.6
              International equity....................   4.2    3.2
              Bonds...................................   5.1    4.2
                                                       -----  -----
                Total.................................  41.5   35.0
              Money market............................   4.0    3.3
                                                       -----  -----
                Total................................. $45.5  $38.3
                                                       =====  =====
            Percent of total variable annuity separate
             account values...........................    96%    95%
                                                       =====  =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the liabilities (asset) for guarantees on variable contracts reflected in the general account:

                                                          GMDB
                                                      2005    2004
                                                     ------  ------
                                                      (in millions)
                                                     --------------
           Total:
             Balance at January 1................... $ 18.2  $ 46.4
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (9.7)
             Changes in reserves....................    9.4    (2.1)
             Benefits paid..........................  (12.8)  (16.4)
                                                     ------  ------
             Balance at December 31................. $ 14.8  $ 18.2
                                                     ======  ======
           Ceded:
             Balance at January 1................... $(18.0) $ (3.5)
             Cumulative effect of implementation of
              SOP 03-1..............................     --     1.7
             Changes in reserves....................   (9.0)  (23.2)
             Benefits paid..........................   12.6     7.0
                                                     ------  ------
             Balance at December 31................. $(14.4) $(18.0)
                                                     ======  ======
           Net:
             Balance at January 1                    $  0.2  $ 42.9
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (8.0)
             Changes in reserves....................    0.4   (25.3)
             Benefits paid..........................   (0.2)   (9.4)
                                                     ------  ------
             Balance at December 31................. $  0.4  $  0.2
                                                     ======  ======

The Lincoln National Life Insurance Company

6. Insurance Benefit Reserves (continued)


The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, we entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we ceded a portion of our GMDB and all of our GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, we transferred our existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, we paid premiums to LNR Barbados totaling $109.4 million and $54.3 million in 2005 and 2004, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2.9 million and $19.3 million for GMDB in 2005 and 2004, respectively. We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and the various GMDB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB or changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with its desired risk and return trade-off.

--------------------------------------------------------------------------------
7. Benefit Plans


Pension and Other Post-retirement Benefit Plans -- U.S.

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

service by the end of 2001 to pay the full medical and dental premium cost when they retire.

The Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act. We elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNC's 2003 financial statements do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in 2004. The implementation did not have a material effect on our results of operations.

Obligations, Funded Status and Assumptions

Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to our employees is as follows:

                                                  Pension Benefits Other Post-Retirement Benefits
                                                  --------------   -----------------------------
                                                   2005     2004    2005            2004
                                                  ------   ------      ------         ------
                                                           (in millions)
                                                  ---------------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $479.5   $436.9  $   --          $   --
  Transfers of assets............................   (0.3)     1.2      --              --
  Actual return on plan assets...................   30.4     46.8      --              --
  Company contributions..........................   16.9     32.7     8.0             6.5
  Administrative expenses........................   (2.1)    (2.0)     --              --
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Fair value of plan assets at end-of-year..... $484.0   $479.5  $   --          $   --
                                                  ======   ======      ======         ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $492.9   $449.9  $ 82.9          $ 79.1
  Transfers of benefit obligations...............   (0.6)     1.2      --              --
  Medicare Part D Subsidy........................     --       --      --            (5.1)
  Service cost...................................   17.2     16.7     1.7             1.7
  Interest cost..................................   28.8     28.5     4.8             4.6
  Plan participants' contributions...............     --       --     2.6             1.4
  Special termination benefits...................     --      0.1      --              --
  Actuarial losses...............................   24.6     32.6     6.9             7.7
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Benefit obligation at end-of-year............ $522.5   $492.9  $ 90.9          $ 82.9
                                                  ======   ======      ======         ======
  Underfunded status of the plans................ $(38.5)  $(13.4) $(90.9)         $(82.9)
  Unrecognized net actuarial (gains) losses......   92.3     60.3     7.9             1.5
  Unrecognized prior negative service cost.......  (13.0)   (14.9)     --              --
                                                  ------   ------      ------         ------
    Prepaid (accrued) benefit cost............... $ 40.8   $ 32.0  $(83.0)         $(81.4)
                                                  ======   ======      ======         ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   5.75%    6.00%   5.75%           6.00%
  Expected return on plan assets.................   8.25%    8.25%     --              --
Rate of increase in compensation:
  Salary continuation plan.......................   4.00%    4.00%     --              --
  All other plans................................   4.00%    4.00%   4.00%           4.00%

We use December 31 as the measurement date for our pension and post-retirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 13.0% for 2005. It further assumes the rate will gradually

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

decrease to 5.0% by 2016 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2005 and 2004 by $6.8 million and $5.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2005 and 2004 would increase by $0.4 million and $0.5 million, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                 2005    2004
                                                 -----  ------
                                                 (in millions)
                                                 ------------
                  Accumulated benefit obligation $52.9  $135.5
                  Projected benefit obligation..  53.9   136.3
                  Fair value of plan assets.....    --    81.8

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Increase (decrease) in minimum pension
             liability adjustment included in other
             comprehensive income (after-tax)............ $7.1   $ 3.7

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Minimum pension liability adjustment included
             in accumulated other comprehensive income
             (after-tax)................................. $5.9   $13.0

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                           Pension Benefits     Other Postretirement Benefits
                                        ----------------------  ----------------------------
                                         2005    2004    2003   2005      2004       2003
                                        ------  ------  ------  ----       -----     -----
                                                      (in millions)
                                        ----------------------------------------------------
Service cost........................... $ 17.6  $ 17.2  $ 19.4  $1.7     $ 1.7      $ 1.4
Interest cost..........................   28.8    28.5    27.2   4.8       4.6        5.0
Expected return on plan assets.........  (37.9)  (35.2)  (27.7)   --        --         --
Amortization of prior service cost.....   (1.9)   (2.2)   (2.2)   --        --         --
Recognized net actuarial (gains) losses    1.7     0.7     5.7   0.6      (0.8)      (0.2)
                                        ------  ------  ------    ----     -----     -----
Net periodic benefit expense........... $  8.3  $  9.0  $ 22.4  $7.1     $ 5.5      $ 6.2
                                        ======  ======  ======    ====     =====     =====

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3.2 million, $3.0 million, and $3.7 million in 2005, 2004 and 2003, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

Plan Assets

Defined benefit pension plan assets allocations at December 31, 2005 and 2004, by asset category are as follows:

                                                2005 2004
                                                ---- ----
                      Asset Category
                      Equity securities........  64%  64%
                      Fixed income securities..  34%  32%
                      Real estate..............   1%   1%
                      Cash and cash equivalents   1%   3%
                                                ---- ----
                        Total.................. 100% 100%
                                                ==== ====

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
 * Currency exposure can be hedged up to 100%
** International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNC expects to contribute between $0 and $19 million to the defined benefit pension plans in 2006. In addition, we expect to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                   Post Retirement Plans
                   -----------------------------------------------------
                                      Reflecting          Not Reflecting
                   Non-Qualified U.S.  Medicare  Medicare    Medicare
                    Defined Benefit     Part D    Part D      Part D
                      Pension Plan     Subsidy   Subsidy     Subsidy
                   ------------------ ---------- -------- --------------
                                       (in millions)
                   -----------------------------------------------------
        Year
        2006......       $ 4.2          $ 5.9     $(0.5)      $ 6.4
        2007......         4.9            5.4      (0.5)        5.9
        2008......         5.6            5.6      (0.5)        6.1
        2009......         5.7            5.8      (0.5)        6.3
        2010......         4.8            6.0      (0.6)        6.6
        Thereafter        35.2           31.5      (3.9)       35.4

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $25.2 million, $25.2 million, and $22.9 million in 2005, 2004 and 2003, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $11.3 million, $6.8 million, and $17.0 million in 2005, 2004 and 2003, respectively. These expenses reflect both our employer matching contributions of $3.1 million, $2.1 million and $2.4 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $8.2 million, $4.7 million and $14.6 million for 2005, 2004 and 2003, respectively.

Our total liabilities associated with these plans were $138.4 million and $126.1 million at December 31, 2005 and 2004, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2005 consisted of 23,791 10-year LNC stock options, 247,487 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2005, 158,261 stock options and 826,919 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Our total compensation expense under LNC's incentive plans involving performance vesting for 2005 was $0.5 million relating to stock options, $14.2 million relating to performance shares, and $0.9 million relating to cash awards. Our total compensation expense under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in our total stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2005 and 2004 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, our cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Information with respect to stock options granted to our employees and agents that were outstanding at December 31, 2005 is as follows:

                   Options Outstanding                            Options Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$21-$30      413,489          4.57            $25.39            294,419         $25.51
 31- 40      348,906          2.78             38.23            341,912          38.32
 41- 50    1,436,147          4.01             44.65          1,300,614          44.32
 51- 60    1,760,345          4.55             51.37          1,603,733          51.30
-------    ---------                                          ---------
$21-$60    3,958,887                                          3,540,678
=======    =========                                          =========

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


The option price assumptions used for grants to our employees and agents were as follows:

                                                      2005   2004   2003
                                                     -----  -----  -----
      Dividend yield................................   3.0%   3.0%   5.0%
      Expected volatility...........................  26.5%  28.7%  39.8%
      Risk-free interest rate.......................   4.2%   2.7%   2.2%
      Expected life (in years)......................   4.0    3.6    3.6
      Weighted-average fair value per option granted $9.80  $8.61  $5.55

Information with respect to the incentive plans involving stock options granted to our employees and agents is as follows:

                                        Options Outstanding      Options Exercisable
                                     ------------------------- ------------------------
                                                  Weighted-                Weighted-
                                                   Average                  Average
                                       Shares   Exercise Price  Shares   Exercise Price
                                     ---------  -------------- --------- --------------
  Balance at January 1, 2003........ 6,638,671      $41.39     4,035,327     $40.00
Granted-original....................   288,165       25.54
Granted-reloads.....................    13,696       35.28
Exercised (includes shares tendered)  (332,769)      24.22
Forfeited...........................  (540,328)      41.21
                                     ---------
  Balance at December 31, 2003...... 6,067,435      $41.57     4,681,490     $41.49
Granted-original....................    35,796       47.55
Granted-reloads.....................    43,681       45.54
Exercised (includes shares tendered)  (883,042)      46.97
Forfeited...........................  (306,745)      48.07
                                     ---------
  Balance at December 31, 2004...... 4,957,125      $43.39     4,234,305     $43.27
Granted-original....................    23,791       46.77
Granted-reloads.....................    65,033       49.77
Exercised (includes shares tendered)  (951,294)      36.22
Forfeited...........................  (135,768)      48.07
                                     ---------
  Balance at December 31, 2005...... 3,958,887      $45.06     3,540,678     $45.34
                                     =========

Total compensation expense for incentive plans involving stock options granted to our employees and agents, for 2005, 2004, and 2003 was $4.0 million, $6.8 million, and $13.9 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for our agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

We recognize compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. We hedge this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense recognized for the SAR program for 2005, 2004 and 2003 was $4.5 million, $6.2 million and $6.8 million, respectively. The mark-to-market gain recognized through net income on the call options on LNC stock for 2005, 2004 and 2003 was $2.8 million, $2.4 million and $.3 million, respectively. The SAR liability at December 31, 2005 and 2004 was $8.5 million and $9.4 million, respectively.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


Information with respect to the LNC SARs incentive plan outstanding for our agents at December 31, 2005 is as follows:

                    SARs Outstanding                               SARs Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$20-$30      171,863          2.20            $25.11            54,014          $25.11
 31- 40        4,414          2.41             33.31             1,105           33.31
 41- 50      621,325          2.49             45.87           263,848           44.28
 51- 60      289,675          1.20             52.10           216,054           52.10
-------    ---------                                           -------
$20-$60    1,087,277                                           535,021
=======    =========                                           =======

The option price assumptions used for grants to our agents under the LNC SAR plan were as follows:

                                                     2005   2004   2003
                                                    -----  -----  -----
        Dividend yield.............................   3.3%   3.0%   4.6%
        Expected volatility........................  24.0%  25.0%  35.0%
        Risk-free interest rate....................   4.8%   3.1%   3.3%
        Expected life (in years)...................   5.0    5.0    5.0
        Weighted-average fair value per SAR granted $9.06  $8.98  $9.05

Information with respect to the LNC incentive plan involving SARs granted to our agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
  Balance at January 1, 2003........ 1,382,248      $39.20     301,108     $32.06
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------
  Balance at December 31, 2003...... 1,599,524      $36.92     597,892     $36.45
                                     ---------
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------
  Balance at December 31, 2004...... 1,291,500      $40.90     629,991     $40.34
                                     ---------
Granted-original....................   230,600       46.73
Exercised (includes shares tendered)  (371,839)      34.14
Forfeited...........................   (62,984)      44.56
                                     ---------
  Balance at December 31, 2005...... 1,087,277      $44.20     535,021     $45.48
                                     =========

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to our employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to our employees from 2003 through 2005 was as follows:

                                                      2005    2004    2003
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  71,725  68,730  10,910
   Weighted-average price per share at time of grant $ 45.75 $ 47.46 $ 31.41

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions

Net income as determined in accordance with statutory accounting practices for us was $544 million, $310 million and $267 million for 2005, 2004 and 2003, respectively.

Statutory surplus as determined in accordance with statutory accounting practices for us was $3.2 billion and $3.0 billion for December 31, 2005 and 2004, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life, which increased statutory surplus by $210 million and $272 million at December 31, 2005 and 2004, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $15 million at both December 31, 2005 and 2004.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $200 million and $150 million to LNC during 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $468 million in 2006 without prior approval from the Commissioner. We paid dividends of $200 million to LNC during 2003. Dividends that we paid in 2003 were subject to prior approval from the Commissioner because we had negative statutory earned surplus as of December 31, 2002.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2006 will be constrained as a result of our status in New York.

Reinsurance Contingencies

In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheet in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2005, 2004 and 2003 we amortized $49.7 after-tax ($76.4 million pre-tax), $56.8 million after-tax ($87.4 million pre-tax) and $48.3 million after-tax ($74.2 million pre-tax) respectively, of deferred gain on the sale of the reinsurance operation.

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, we increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2005 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2005 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Our principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. We sold our reinsurance business to Swiss Re primarily through indemnity reinsurance arrangements in 2001. Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.9 billion at December 31, 2005, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.7 billion at December 31, 2005, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our funds withheld and embedded derivative liabilities at December 31, 2005 included $1.7 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, these inquiries and continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. We continue to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

Leases

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2005, 2004 and 2003 was $54.8 million, $54.7 million and $55.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                     2006-$55.2 2008-$56.0       2010-$39.0
                     2007-$61.2 2009-$48.2 Thereafter-$15.2

Information Technology Commitment

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

Insurance Ceded and Assumed

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on fully underwritten newly issued life insurance contracts. Our current policy is to retain no more than $5.0 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At
December 31, 2005, the reserves associated with these reinsurance arrangements totaled $2.2 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

Vulnerability from Concentrations

At December 31, 2005, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2005, 27% of such mortgages, or $1 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37 million. Also at December 31, 2005, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, we and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 39%, 33% and 19% of our total gross annuity deposits in 2005, 2004 and 2003, respectively. In addition the American Legacy Variable Annuity product line represents approximately 41% and 38% of our total gross annuity account values at December 31, 2005 and 2004, respectively.

Other Contingency Matters

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

We have guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $3.8 million and $4.6 million were outstanding at December 31, 2005 and 2004, respectively.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

generally indicates that the counterparty owes us and, therefore, creates a payment risk for us. When the fair value of a derivative contract is negative, we owe the counterparty and therefore we have no payment risk. We minimize the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by us. We also maintain a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, we have agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                   Assets (Liabilities)
                                                                   -------------------
                                              Notional or Contract  Carrying Value/
                                                   Amounts            Fair Value
                                              -------------------- -------------------
                                                2005       2004      2005       2004
                                               --------  --------   -------   -------
                                                         (in millions)
                                              ----------------------------------------
Interest rate derivative instruments:
Interest rate cap agreements................. $5,450.0   $4,000.0  $   4.8    $   3.8
Interest rate swap agreements................    462.5      445.5      9.0       28.9
                                               --------  --------   -------   -------
  Total interest rate derivative instruments.  5,912.5    4,445.5     13.8       32.7
                                               --------  --------   -------   -------
Foreign currency derivative instruments:
Foreign currency swaps.......................     57.7       41.8     (5.3)      (5.6)
Credit derivative instruments:
Credit default swaps.........................     20.0       13.0       --        0.1
Equity indexed derivative instruments:
Call options (based on LNC stock)............      1.3        1.3     16.6       15.0
Embedded derivatives per SFAS 133............       --         --   (267.8)    (340.8)
                                               --------  --------   -------   -------
  Total derivative instruments*.............. $5,991.5   $4,501.6  $(242.7)   $(298.6)
                                               ========  ========   =======   =======

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million and liabilities of $5.9 million and $278.2 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2004 are composed of assets of $52.7 and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate    Interest Rate  Foreign Currency
                               Cap Agreements   Swap Agreements Swap Agreements
                              ----------------- --------------  ---------------
                                2005     2004    2005    2004    2005     2004
                              -------- -------- ------  ------  ------   -----
                                               (in millions)
                              -------------------------------------------------
 Balance at beginning-of-year $4,000.0 $2,550.0 $445.5  $422.3  $ 41.8   $17.9
 New contracts...............  1,450.0  1,450.0   37.0    50.5    30.0    26.0
 Terminations and maturities.       --       --  (20.0)  (27.3)  (14.1)   (2.1)
                              -------- -------- ------  ------  ------   -----
   Balance at end-of-year.... $5,450.0 $4,000.0 $462.5  $445.5  $ 57.7   $41.8
                              ======== ======== ======  ======  ======   =====

                                        Credit Default Call Options
                                            Swaps      (Based on LNC Stock)
                                        -------------  -------------------
                                         2005    2004   2005       2004
                                        ------  -----    -----     -----
                                               (in millions)
                                        ----------------------------------
           Balance at beginning-of-year $ 13.0  $ 8.0  $ 1.3      $ 1.5
           New contracts...............   20.0   10.0    0.2        0.2
           Terminations and maturities.  (13.0)  (5.0)  (0.2)      (0.4)
                                        ------  -----    -----     -----
             Balance at end-of-year.... $ 20.0  $13.0  $ 1.3      $ 1.3
                                        ======  =====    =====     =====

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended
December 31, 2005, 2004 and 2003, we recognized after tax after-DAC net losses of $0, $7.4 million and $1.6 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2005, 2004 and 2003, we recognized after-tax after-DAC losses of $6.4 million, $10.3 million and $7.6 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2005, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2006 through 2015.

Call Options on LNC Stock.
We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

We use various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2005, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2010, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

Swaptions.
Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2005, there were no outstanding swaptions.

Credit Default Swaps.
We have purchased credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133 as amounts are insignificant. As of December 31, 2005, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2005, we had credit swaps with a notional amount of $20 million, which expire in 2010.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2004 through December 31, 2005 are not discussed in this disclosure.

Additional Derivative Information.
Income other than realized gains and losses for the agreements and contracts described above amounted to $13.8 million, $26.0 million and $22.9 million in 2005, 2004 and 2003, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2005, the exposure was $26.7 million.

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Fixed Maturity and Equity Securities -- Available-for- Sale and Trading Securities.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

Other Investments, and Cash and Invested Cash.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The Lincoln National Life Insurance Company

9. Fair Value of Financial Instruments (continued)


The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                          2005                       2004
                                                               -------------------------  -------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
Securities available-for-sale
  Fixed maturities............................................   $ 32,244.7   $ 32,244.7    $ 33,331.5   $ 33,331.5
  Equity......................................................        101.4        101.4         113.7        113.7
Trading securities............................................      2,984.5      2,984.5       2,942.5      2,942.5
Mortgage loans on real estate.................................      3,661.6      3,858.9       3,855.1      4,144.4
Policy loans..................................................      1,857.8      2,003.3       1,864.7      2,020.7
Derivatives Instruments*......................................       (242.7)      (242.7)       (298.6)      (298.6)
Other investments.............................................        423.2        423.2         369.1        369.1
Cash and invested cash........................................      1,961.6      1,961.6       1,237.7      1,237.7
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (21,270.0)   (21,273.2)    (21,703.9)   (21,758.4)
  Remaining guaranteed interest and similar contracts.........        (13.2)       (13.2)        (45.2)       (46.7)
Short-term debt...............................................        (33.9)       (33.9)        (32.1)       (32.1)
Long-term debt................................................     (1,250.0)    (1,324.3)     (1,297.2)    (1,254.7)
Guarantees....................................................           --           --            --           --
Investment commitments........................................           --           --            --          0.3

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million in derivative investments, a $5.9 million liability in insurance policy and claim reserves and a liability of $278.2 million recorded in reinsurance related derivative liability. Total derivative instruments for 2004 are composed of an asset of $53.4 million and a liability of $352.0 million in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2005 and 2004, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $383.2 million and $434.4 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
10. Segment Information


We have two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through our wholesaling unit, LFD, as well as our retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where we provide the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

We report operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of our reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within our Other Operations.

Financial data by segment for 2003 through 2005 is as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
           Revenue:
           Segment Operating
            Revenue:
             Lincoln Retirement....... $2,138.4  $2,064.1  $1,963.9
             Life Insurance...........  1,923.2   1,937.0   1,905.4
             Other Operations.........  1,144.8     929.5     728.1
             Consolidating
              adjustments.............   (532.4)   (360.3)   (251.3)
             Net realized investment
              results/(1)/............    (16.3)    (45.1)    330.8
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      1.3       1.3       3.6
                                       --------  --------  --------
               Total..................  4,659.0   4,526.5   4,680.5
                                       --------  --------  --------
           Net Income:
           Segment Operating Income:
             Lincoln Retirement.......    419.7     370.2     324.3
             Life Insurance...........    277.6     275.2     264.2
             Other Operations.........    (24.7)    (22.3)    (77.7)
             Other Items/(2)/.........    (19.3)    (11.9)    (29.6)
             Net realized investment
              results/(3)/............    (10.6)    (29.4)    215.4
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      0.9       0.9     (18.5)
                                       --------  --------  --------
             Income before cumulative
              effect of accounting
              change..................    643.6     582.7     678.1
             Cumulative effect of
              accounting change.......       --     (25.6)   (236.6)
                                       --------  --------  --------
           Net Income................. $  643.6  $  557.1  $  441.5
                                       ========  ========  ========

                                              2005        2004
                                           ----------  ----------
                                                (in millions)
                                           ----------------------
              Assets:
                Lincoln Retirement........ $ 74,777.5  $ 68,280.5
                Life Insurance............   23,901.3    22,803.8
                Other Operations..........   15,306.7    14,224.7
                Consolidating adjustments.       (3.8)       (1.3)
                                           ----------  ----------
              Total....................... $113,981.7  $105,307.7
                                           ==========  ==========

--------
/(1)/Includes realized losses on investments of $20.4 million, $46.7 million and $13.6 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.6) million, $(11.5) million and $(2.5) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $4.7 million, $(1.0) million and $4.0 million in 2005, 2004 and 2003, respectively; and gain (loss) on sale of subsidiaries/businesses of $14.1 million for 2004.

The Lincoln National Life Insurance Company

10. Segment Information (continued)

/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $13.2 million, $21.4 million and $8.5 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.4) million, $(7.4) million and $(1.6) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $3.0 million, $(0.6) million and $2.6 million for 2005, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
11. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                   2005       2004
                                                ---------  ---------
                                                    (in millions)
                                                --------------------
          Fair value of securities
           available-for-sale.................. $32,346.1  $33,445.2
          Cost of securities available-for-sale  31,361.9   31,616.0
                                                ---------  ---------
          Unrealized gain......................     984.2    1,829.2
          Adjustments to deferred acquisition
           costs...............................    (265.9)    (571.6)
          Amounts required to satisfy
           policyholder commitments............     (30.9)     (53.7)
          Foreign currency exchange rate
           adjustment..........................      15.6       17.4
          Deferred income taxes................    (251.3)    (440.1)
                                                ---------  ---------
          Net unrealized gain on securities
           available-for-sale.................. $   451.7  $   781.2
                                                =========  =========

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                 2005    2004   2003
                                               -------  ------ ------
                                                   (in millions)
                                               ----------------------
           Unrealized gains (losses) on
            securities available-for-sale
            arising during the year........... $(478.7) $116.3 $746.8
           Less:
             Reclassification adjustment for
              gains on disposals of prior
              year inventory included in
              net income/ (1)/................    39.4    81.7  205.7
             Federal income tax expense
              (benefit) on
              reclassification................  (188.7)   11.4   23.4
             Transfer from available-for-sale
              to trading securities...........      --      --  342.9
             Federal income tax expense on
              transfer........................      --      --  119.9
                                               -------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $(329.4) $ 23.2 $ 54.9
                                               =======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $4.6 million, $2.9 million, $(3.9) million for 2005, 2004, 2003 respectively, and net of adjustments to DAC of $(7.3) million, $(7.9) million, $(4.5) million for 2005, 2004, 2003 respectively.


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2005 Restructuring Plan
During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $6.9 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4.1 million and rent on abandoned office space of $2.8 million. The remaining reserves totaled $2.7 million at December 31, 2005. The plan is expected to be completed by the third quarter of 2006, except for lease payments on vacated space which run through 2008.

The Lincoln National Life Insurance Company

12. Restructuring Charges (continued)


2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities. The following table provides information about the 2003 restructuring plans.

                                                                         Life Insurance Fixed Annuity  Realignment
                                                                          Realignment   Consolidation  June/August
                                                                            Jan 2003      Feb 2003        2003      Total
                                                                         -------------- ------------- ------------  ------
                                                                                           (in millions)
                                                                         -------------------------------------------------
Total charges, net of reversals.........................................  $       25.8  $        4.8  $       84.6  $115.2
                                                                          ------------  ------------  ------------  ------
Amounts incurred through 2004...........................................
  Employee severance and termination benefits...........................  $        7.0  $        1.9  $       28.8  $ 37.7
  Write-off of impaired assets..........................................           1.9            --           2.6     4.5
  Other costs:
    Rent on abandoned office space......................................           6.1           2.2           5.0    13.3
    Other...............................................................           7.4           0.2           1.9     9.5
                                                                          ------------  ------------  ------------  ------
Total Restructuring Charges through 2004 (pre-tax)......................          22.4           4.3          38.3    65.0
Amounts expended through 2004...........................................          21.6           3.9          34.3    59.8
Amounts reversed through 2004...........................................            --            --           1.4     1.4
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2004..............................  $        0.8  $        0.4  $        2.6  $  3.8
                                                                          ------------  ------------  ------------  ------
Amounts incurred in 2005................................................
  Employee severance and termination benefits...........................  $         --  $         --  $        1.6  $  1.6
  Write-off of impaired assets..........................................            --            --          16.5    16.5
  Other costs:
    Rent on abandoned office space......................................            --            --           1.2     1.2
    Other...............................................................           1.4            --           2.1     3.5
                                                                          ------------  ------------  ------------  ------
Total 2005 Restructuring Charges (pre-tax)..............................           1.4            --          21.4    22.8
Amounts expended in 2005................................................           1.4            --          23.3    24.7
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2005..............................  $        0.8  $        0.4  $        0.7  $  1.9
                                                                          ------------  ------------  ------------  ------
Additional amounts expended that do not qualify as restructuring charges
 through 2004...........................................................  $        2.0  $        0.5  $       19.7  $ 22.2
Additional amounts expended that do not qualify as restructuring charges
 for the year ended December 31, 2005...................................  $         --  $         --  $        6.6  $  6.6
Total annual expense savings realized through 2005 (pre-tax)............  $       20.0  $        6.4  $       87.0  $113.4
Expected completion date................................................   4th Quarter   4th Quarter   4th Quarter
                                                                                  2005*         2005*         2005*

--------
*All realignment activities were completed as of December 31, 2005. The remaining reserves primarily relate to future lease payments on exited properties, which will run through 2008.

Pre-tax restructuring charges for the June/August realignment activities for 2005 by segment were as follows: Retirement ($17.4 million), Life Insurance ($3.3 million), and Other Operations ($0.7 million).

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

13. Transactions with Affiliates


Cash and short-term investments at December 31, 2005 and 2004 include our participation in a cash management agreement with LNC of $226.6 million and $166.7 million, respectively. Related investment income was $6.0 million,
3.3 million and $3.3 million in 2005, 2004 and 2003, respectively. Short-term debt represents notes payable to LNC of $33.9 million and $32.1 million at December 31, 2005 and 2004, respectively. Total interest expense for this short-term debt was $1.3 million, $0.8 million and $1.3 million in 2005, 2004 and 2003, respectively. As shown in Note 5, LNC supplied funding to us totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2005, 2004 and 2003.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $40.8 million, $32.5 million, and $17.7 million from DMH for transfer pricing in 2005, 2004, and 2003.

We paid fees of $72.2 million, $79.2 million and $76.2 million to DMH for investment management services in 2005, 2004 and 2003, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $121.9 million, $101.3 million and $107.0 million in 2005, 2004 and 2003, respectively.

We cede and accept reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between our affiliates and us since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between our affiliates and us that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, we entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, we entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its UL policies subject to the recent actuarial guidelines. As of December 31, 2005, 2004 and 2003, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                              2005   2004  2003
                                             ------ ------ -----
                                                (in millions)
                                             -------------------
                Insurance assumed........... $   -- $   -- $  --
                Insurance ceded.............  219.0  115.9  64.7
                                             ------ ------ -----
                Net reinsurance premiums and
                 fees....................... $219.0 $115.9 $64.7
                                             ====== ====== =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                       2005    2004
                                                     -------- ------
                                                      (in millions)
                                                     ---------------
           Future policy benefits and claims
            assumed................................. $    2.9 $  4.3
           Future policy benefits and claims
            ceded...................................  1,052.4  965.8
           Amounts recoverable from reinsurers on
            paid and unpaid losses..................     15.9    6.8
           Reinsurance payable on paid losses.......      3.5    1.7
           Funds held under reinsurance treaties-net
            liability...............................    718.5  721.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $750.7 million and $464.0 million at December 31, 2005 and 2004, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

--------------------------------------------------------------------------------
14. Subsequent Event

On April 4, 2006, LNC completed its merger with Jefferson-Pilot Corporation. After the merger, LNC offers fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products. The Company also operates television and radio stations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for certain reinsurance arrangements.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 24, 2006

                                     PART II
                     CONTENTS OF THIS REGISTRATION STATEMENT

        This filing is made pursuant to Rule 6e-3(T)

                           UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 INDEMNIFICATION

(a)     Brief description of indemnification provisions.

        In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

        In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

        Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

        The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 12 to the Registration Statement comprises the following papers and documents:


The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 111 pages.


The undertaking to file reports

Indemnification

The representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

The signatures

Power of Attorney

The written opinions/consents of the following persons:

Robert A. Picarello, Esquire
Vaughn W. Robbins, FSA
Independent Registered Public Accounting Firm

The following exhibits:

1.      (1)     Certified Resolution of the Board of Directors of the Company
                establishing the Account./(2)/

        (2)     Not applicable.

        (3)     (a)     Selling Agreement between The Lincoln National Life
                        Insurance Company and Lincoln Financial Advisors
                        Corporation./(3)/

                (b)     Not applicable.

                (c)     Commission Schedule (Revised)./(2)/

        (4)     Not applicable.

        (5)     (a)     Application./(2)/

                (b)     Policy./(2)/

        (6)     (a)     Articles of Incorporation of the Company./(1)/

                (b)     By-Laws of the Company./(1)/

        (7)     Not applicable.

        (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

                (a)     Delaware VIP Trust/(6)/

                (b)     Lincoln Variable Insurance Products Trust/(6)/

        (9)     (a)     Proposed Form of Indemnification Agreement (Revised).*


        (9)     (b)     Services Agreement/(4)/, and amendments thereto/(5)/,
                        and additional amendment/(6)/, between The Lincoln
                        National Life Insurance Company (and affiliates) and
                        Delaware Management Holdings, Inc., Delaware Service
                        Company, Inc.


        (10)    Form of Application see Exhibit 1(5)(a)

2.              See Exhibit 1(5)(b)

3.              Opinion and Consent of Robert A. Picarello, Esquire.

4.              Not applicable.

5.              Opinion and Consent of Vaughn W. Robbins, FSA, Vice President

6.              Consent of Independent Registered Public Accounting Firm.

7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy./(2)/

8.              N/A

9.              Other Exhibits.

----------
*       Previously filed as an Exhibit to the Registration Statement.
/(1)/ Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.
/(2)/ Incorporated by reference to registrant's Post-Effective Amendment No. 4 (File No. 033-76432) filed on April 20, 1998.
/(3)/ Incorporated by reference to Post-Effective Amendment No. 1 Form S-6 (File No. 333-82663) filed on April 13, 2000.
/(4)/ Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N1-A (File No. 2-80741, 811-3211) filed on April 10, 2000.
/(5)/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-43373) filed on
        April 4, 2002.


/(6)/ Incorporated by reference Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account K has caused this Post-Effective Amendment No. 12 to the Registration Statement (File No. 033-76432; 811-08412; CIK: 0000920370), to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 26th day of April, 2006. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                           Lincoln Life Flexible Premium Variable Life Account K (Registrant)


                           By /s/ Susan M. Keating
                              -----------------------------------
                              Susan M. Keating
                              Second Vice President
                              The Lincoln National Life Insurance Company


                           The Lincoln National Life Insurance Company
                           (Depositor)


                           By /s/ Susan M. Keating
                              -----------------------------------
                              Susan M. Keating
                              Second Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to this Registration Statement (File No. 033-76432; 811-08412;
CIK: 0000920370) has been signed below on April 26, 2006 by the following persons, as officers and directors of the Depositor, in the capacities indicated:


Signature                        Title
---------                        -----


/s/ Dennis Glass *               President
------------------------------   (Principal Executive Officer)
Dennis Glass


/s/ Frederick J. Crawford *      Chief Financial Officer and Director
------------------------------   (Principal Financial Officer)
Frederick J. Crawford


                                 Director
------------------------------
Donna D. DeRosa


/s/ Michael S. Smith *           Senior Vice President, Chief Risk Officer
------------------------------   and Director
Michael S. Smith


/s/ See Yeng Quek *              Senior Vice President and Director
------------------------------
See Yeng Quek


/s/ Jude T. Driscoll *           Director
------------------------------
Jude T. Driscoll


/s/ Barbara S. Kowalczyk *       Director
------------------------------
Barbara S. Kowalczyk


* By /s/ Susan M. Keating
     -------------------------
     Susan M. Keating

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Heather Dzielak, Susan M. Keating and Kelly D. Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements, or amendments thereto; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: 033-000417

Lincoln Life Flexible Premium Variable Life Account F: 033-014692; 333-040745

Lincoln Life Flexible Premium Variable Life Account J: 033-076434

Lincoln Life Flexible Premium Variable Life Account M: 333-042479; 333-054338; 333-084370; 333-084360; 333-111137; 333-111128; 333-118478; 333-118477;
333-063940; 333-054338; 333-084370; 333-082663; 333-084360

Lincoln Life Flexible Premium Variable Life Account R: 333-033782; 333-090432; 333-115882; 333-125792; 333-125991; 333-043107; 333-033782; 333-090432

Lincoln Life Flexible Premium Variable Life Account S: 333-072875; 333-104719; 333-125790

Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-081882; 333-081884; 333-090438

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: 002-026342; 002-025618

Lincoln National Variable Annuity Account C: 033-025990; 333-050817; 333-068842; 333-112927

Lincoln National Variable Annuity Account E: 033-026032

Lincoln National Variable Annuity Account H: 033-027783; 333-018419; 333-035780; 333-035784; 333-061592; 333-063505

Lincoln National Variable Annuity Account L: 333-004999

Lincoln Life Variable Annuity Account N: 333-040937; 333-036316; 333-036304; 333-061554; 333-119165

Lincoln Life Variable Annuity Account Q: 333-043373

Lincoln Life Variable Annuity Account T: 333-032402; 333-073532

Lincoln Life Variable Annuity Account W: 333-052572; 333-052568; 333-064208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: April     , 2006
             ----

Signature                              Title
---------                              -----


/s/ Dennis Glass                       President
------------------------------------   (Principal Executive Officer)
Dennis Glass


/s/ Frederick J. Crawford              Chief Financial Officer and Director
------------------------------------   (Principal Financial Officer)
Frederick J. Crawford


/s/ Michael S. Smith                   Senior Vice President, Chief Risk Officer
------------------------------------   and Director
Michael S. Smith

/s/ See Yeng Quek                      Senior Vice President and Director
------------------------------------
See Yeng Quek


/s/ Donna D. DeRosa                    Director
------------------------------------
Donna D. DeRosa


/s/ Jude T. Driscoll                   Director
------------------------------------
Jude T. Driscoll


/s/ Barbara S. Kowalczyk               Director
------------------------------------
Barbara S. Kowalczyk

For Dennis Glass and Frederick J. Crawford:

State of Pennsylvania  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 3rd day of April, 2006.


/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Michael S. Smith:

State of Indiana )
                 ) SS
County of Allen  )

Sworn and subscribed before me this 3rd day of April, 2006.


/s/ Sharlene K. Honegger
------------------------------------
Notary Public
My Commission Expires: 2/29/08

For See Yeng Quek:

State of Pennsylvania  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 3rd day of April, 2006.


/s/ Joann Murphy
------------------------------------
Notary Public
My Commission Expires: 10/31/09

For Donna D. DeRosa:

State of Connecticut )
                     ) SS
County of Hartford   )

Sworn and subscribed before me this 31st day of March, 2006.


/s/ Martha Jarvis
------------------------------------
Notary Public
My Commission Expires: Sep. 30, 2007

For Jude T. Driscoll:

State of Pennsylvania  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 3rd day of April, 2006.


/s/ Joann Murphy
------------------------------------
Notary Public
My Commission Expires: 10/31/09

For Barbara S. Kowalczyk:

State of Pennsylvania  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 3rd day of April, 2006.


/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08